UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.    )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐
Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to § 240.14a-12

BioXcel Therapeutics, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒
No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

BioXcel Therapeutics, Inc.
555 Long Wharf Drive
New Haven, CT 06511
April [  ], 2024
Dear Stockholders:
On behalf of the Board of Directors, I cordially invite you to attend the 2024 annual meeting of stockholders (the “Annual Meeting”) of BioXcel Therapeutics, Inc., which will be held on Monday, June 10, 2024, beginning at 9:00 a.m., Eastern Time. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast at www.virtualshareholdermeeting.com/BTAI2024.
In accordance with the Securities and Exchange Commission rules allowing companies to furnish proxy materials to their stockholders over the Internet, we have sent stockholders of record at the close of business on April 10, 2024 a Notice of Internet Availability of Proxy Materials. The notice contains instructions on how to access our Proxy Statement and Annual Report and vote online. If you would like to receive a printed copy of our proxy materials from us instead of downloading a printable version from the Internet, please follow the instructions for requesting such materials included in the notice, as well as in the attached Proxy Statement.
Attached to this letter are a Notice of Annual Meeting of Stockholders and Proxy Statement, which describe the business to be conducted at the meeting.
Your vote is important to us. Please act as soon as possible to vote your shares. It is important that your shares be represented at the meeting whether or not you plan to attend the annual meeting via the Internet. Please vote electronically over the Internet, by telephone or, if you receive a paper copy of the proxy card by mail, by returning your signed proxy card in the envelope provided. You may also vote your shares online during the Annual Meeting. Instructions on how to vote while participating at the meeting live via the Internet are posted at www.virtualshareholdermeeting.com/BTAI2024.
On behalf of the Board of Directors and management, it is my pleasure to express our appreciation for your continued support.
[      ]
Peter Mueller, Ph.D.
Chairman of the Board

BioXcel Therapeutics, Inc.
555 Long Wharf Drive
New Haven, CT 06511
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 10, 2024
NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of BioXcel Therapeutics, Inc., a Delaware corporation, will be held on Monday, June 10, 2024, at 9:00 a.m., Eastern Time. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/BTAI2024. For instructions on how to attend and vote your shares at the Annual Meeting, see the information in the accompanying Proxy Statement in the section titled “General Information about the Annual Meeting and Voting — How can I attend and vote at the Annual Meeting?”
The Annual Meeting is being held:
1.
to elect Vimal Mehta, Ph.D. and Peter Mueller, Ph.D., as Class III directors to hold office until the Company’s annual meeting of stockholders to be held in 2027 and until their respective successors have been duly elected and qualified;

2.
to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2024;

3.
to approve, on an advisory (non-binding) basis, the compensation of our named executive officers (“Say-on-Pay Vote”);

4.
to approve, on an advisory (non-binding) basis, the frequency of future Say-on-Pay Votes;

5.
to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended (“Certificate of Incorporation”) to increase the number of authorized shares of common stock of the Company from 100,000,000 to 200,000,000;

6.
to approve an amendment to the Certificate of Incorporation to provide for the exculpation of officers to the extent permitted by the General Corporation Law of the State of Delaware;

7.
to approve an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve Proposal Nos. 5 and/or 6; and

8.
to transact such other business as may properly come before the Annual Meeting or any continuation, postponement or adjournment thereof.

These items of business are described in the Proxy Statement that follows this notice. Holders of record of our common stock as of the close of business on April 10, 2024 are entitled to notice of and to vote at the Annual Meeting, or any continuation, postponement or adjournment thereof.
Your vote is important. Voting your shares will ensure the presence of a quorum at the Annual Meeting and will save us the expense of further solicitation. Please promptly vote your shares by following the instructions for voting on the Notice Regarding the Availability of Proxy Materials or, if you received a paper or electronic copy of our proxy materials, by completing, signing, dating and returning your proxy card or by Internet or telephone voting as described on your proxy card.
By Order of the Board of Directors,
[      ]
Javier Rodriguez
Chief Legal Officer and Corporate Secretary
New Haven, CT
April [  ], 2024

This Notice of Annual Meeting and Proxy Statement will first be distributed or made available, as the case may be, on or about April [  ], 2024.
Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting: This Proxy Statement and our Annual Report are available free of charge at www.proxyvote.com.

i

Page
Audit Committee Report	13
PROPOSAL NO. 3 — APPROVAL, ON AN ADVISORY (NON-BINDING) BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS	14
Board Recommendation	14
PROPOSAL NO. 4 — APPROVAL, ON AN ADVISORY (NON-BINDING) BASIS, OF THE FREQUENCY OF FUTURE ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS	15
Board Recommendation	15
PROPOSAL NO. 5 — APPROVAL OF AN AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED TO AUTHORIZE ADDITIONAL SHARES OF COMMON STOCK	16
Purpose of Share Increase Amendment	16
Potential Anti-Takeover Effect	18
Dissenters’ Rights of Appraisal	18
Board Recommendation	18
PROPOSAL NO. 7 — APPROVAL OF AN ADJOURNMENT OF THE ANNUAL MEETING	21
Board Recommendation	21
EXECUTIVE OFFICERS	22
CORPORATE GOVERNANCE	24
Corporate Governance Guidelines	24
Board Leadership Structure	24
Director Independence	25
Board Committees	25
Audit Committee	25
Compensation Committee	26
Compensation Consultants	27
Nominating and Corporate Governance Committee	27
Board and Board Committee Meetings and Attendance	27
Executive Sessions	28
Director Attendance at Annual Meeting of Stockholders	28
Director Nominations Process	28
Board Role in Risk Oversight	29
Committee Charters and Corporate Governance Guidelines	30
Code of Business Conduct and Ethics	30
Anti-Hedging Policy	30
Interested Persons’ Communications with the Board	30
Compensation Committee Interlocks and Insider Participation	30
EXECUTIVE COMPENSATION	32
Summary Compensation Table	32
Narrative to Summary Compensation Table	32
Outstanding Equity Awards at Year End	34
Employment Arrangements	35
DIRECTOR COMPENSATION	40
Director Compensation Table	40

ii

iii

BioXcel Therapeutics, Inc.
555 Long Wharf Drive
New Haven, CT 06511
PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 10, 2024
This proxy statement (the “Proxy Statement”) and our annual report for the fiscal year ended December 31, 2023 (the “Annual Report” and, together with the Proxy Statement, the “proxy materials”) are being furnished by and on behalf of the board of directors (the “Board” or the “Board of Directors”) of BioXcel Therapeutics, Inc. (the “Company,” “BTAI,” “we,” “us,” or “our”), in connection with our 2024 annual meeting of stockholders (the “Annual Meeting”). This Notice of Annual Meeting and Proxy Statement will first be distributed or made available, as the case may be, on or about April [  ], 2024.
GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
When and where will the Annual Meeting be held?
The Annual Meeting will be held on Monday, June 10, 2024 at 9:00 a.m., Eastern Time. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/BTAI2024 and entering your 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the close of business on April 10, 2024 (the “Record Date”).
What are the purposes of the Annual Meeting?
The purpose of the Annual Meeting is to vote on the following items described in this Proxy Statement:
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Proposal No. 1: Election of the director nominees listed in this Proxy Statement;

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Proposal No. 2: Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2024;

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Proposal No. 3: Approval, on an advisory (non-binding) basis, the compensation of our named executive officers (“Say-on-Pay Vote”);

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Proposal No. 4: Approval, on an advisory (non-binding) basis, the frequency of future Say-on-Pay Votes;

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Proposal No. 5: Approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended (“Certificate of Incorporation”) to increase the number of authorized shares of common stock of the Company from 100,000,000 to 200,000,000;

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Proposal No. 6: Approval of an amendment to the Certificate of Incorporation to provide for the exculpation of officers to the extent permitted by the General Corporation Law of the State of Delaware; and

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Proposal No. 7: Approval of an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve Proposal Nos. 5 and/or 6.

Are there any matters to be voted on at the Annual Meeting that are not included in this Proxy Statement?
As of the date of this Proxy Statement, we did not know of any matters to be properly presented at the Annual Meeting other than those referred to in this Proxy Statement. If other matters are properly presented at the meeting or any adjournment or postponement thereof for consideration, and you are a stockholder of record and have submitted a proxy card, the persons named in your proxy card will have the discretion to vote on those matters for you.
Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a paper copy of proxy materials?
The rules of the Securities and Exchange Commission (the “SEC”) permit us to furnish proxy materials, including this Proxy Statement and the Annual Report, to our stockholders by providing access to such documents on the Internet instead of mailing printed copies. Stockholders will not receive paper copies of the proxy materials unless they request them. Instead, the Notice of Internet Availability of Proxy Materials (the “Notice and Access Card”) provides instructions on how to access and review on the Internet all of the proxy materials. The Notice and Access Card also instructs you as to how to authorize via the Internet or telephone your proxy to vote your shares according to your voting instructions. If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions for requesting such materials described in the Notice and Access Card.
What does it mean if I receive more than one Notice and Access Card or more than one set of proxy materials?
It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each Notice and Access Card or set of proxy materials, please submit your proxy by phone, via the Internet, or, if you received printed copies of the proxy materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope.
Can I vote my shares by filling out and returning the Notice and Access Card?
No. The Notice and Access Card identifies the items to be voted on at the Annual Meeting, but you cannot vote by marking the Notice and Access Card and returning it. If you would like a paper proxy card, you should follow the instructions in the Notice and Access Card. The paper proxy card you receive will also provide instructions as to how to authorize via the Internet or telephone your proxy to vote your shares according to your voting instructions. Alternatively, you can mark the paper proxy card with how you would like your shares voted, sign the proxy card and return it in the envelope provided.
Who is entitled to vote at the Annual Meeting?
Holders of record of shares of our common stock as of the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement or adjournment thereof. At the close of business on the Record Date, there were 37,034,517 shares of our common stock issued and outstanding and entitled to vote. Each share of our common stock is entitled to one vote on any matter presented to stockholders at the Annual Meeting. You will need to obtain your own Internet access if you choose to attend the Annual Meeting online and/or vote over the Internet.
To attend and participate in the Annual Meeting, you will need the 16-digit control number included in your Notice and Access Card, on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date. The meeting webcast will begin promptly at 9:00 a.m., Eastern Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 8:45 a.m., Eastern Time, and you should allow ample time for the check-in procedures.
What is the difference between being a “record holder” and holding shares in “street name”?
A record holder (also called a “registered holder”) holds shares in his or her name. Shares held in “street name” means that shares are held in the name of a bank, broker or other nominee on the holder’s behalf.

What do I do if my shares are held in “street name”?
If your shares are held in a brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in “street name.” The Notice and Access Card or the proxy materials, if you elected to receive a hard copy, have been forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record on how to vote your shares by following their instructions for voting. Please refer to information from your bank, broker or other nominee on how to submit your voting instructions.
How many shares must be present to hold the Annual Meeting?
A quorum must be present at the Annual Meeting for any business to be conducted. The holders of at least one-third of the voting power of the Company’s capital stock issued and outstanding and entitled to vote, present in person, or by remote communication, or represented by proxy constitutes a quorum. If you sign and return your paper proxy card or authorize a proxy to vote electronically or telephonically, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote as indicated in the proxy materials.
Broker non-votes will also be considered present for the purpose of determining whether there is a quorum for the Annual Meeting.
What are “broker non-votes”?
A “broker non-vote” occurs when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a proposal because (1) the broker has not received voting instructions from the stockholder who beneficially owns the shares and (2) the broker lacks the authority to vote the shares at their discretion.
Under current stock market rules that govern broker non-votes, Proposals No. 1, 3, 4, 6, and 7 are each considered a “non-routine” matter, and a broker will, therefore, lack the authority to vote uninstructed shares at their discretion on such proposal. Proposals No. 2 and 5 are each considered a “routine” matter, and a broker will, therefore, be permitted to exercise its discretion to vote uninstructed shares on such proposal.
What if a quorum is not present at the Annual Meeting?
If a quorum is not present or represented at the scheduled time of the Annual Meeting, (i) the chairperson of the Annual Meeting or (ii) a majority in voting power of the stockholders entitled to vote at the Annual Meeting, present electronically or represented by proxy, may adjourn the Annual Meeting until a quorum is present or represented.
How do I vote my shares without attending the Annual Meeting?
We recommend that stockholders vote by proxy even if they plan to attend the Annual Meeting and vote electronically. If you are a stockholder of record, there are three ways to vote by proxy:
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by Telephone — You can vote by telephone by calling 1-800-690-6903 and following the instructions on the proxy card;

•
by Internet — You can vote over the Internet at www.proxyvote.com by following the instructions on the proxy card; or

•
by Mail — You can vote by mail by signing, dating and mailing the proxy card, which you may have received by mail.

Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern Time, on June 9, 2024.
If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions on how to vote from the bank, broker or holder of record. You must follow the instructions of such bank, broker or holder of record in order for your shares to be voted.

How can I attend and vote at the Annual Meeting?
We will be hosting the Annual Meeting live via audio webcast. Any stockholder can attend the Annual Meeting live online at www.virtualshareholdermeeting.com/BTAI2024. If you were a stockholder as of the Record Date, or you hold a valid proxy for the Annual Meeting, you can vote at the Annual Meeting. A summary of the information you need to attend the Annual Meeting online is provided below:
•
Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/BTAI2024.

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Assistance with questions regarding how to attend and participate via the Internet will be provided at www.virtualshareholdermeeting.com/BTAI2024 on the day of the Annual Meeting.

•
Webcast starts at 9:00 a.m., Eastern Time.

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You will need your 16-Digit Control Number to enter the Annual Meeting.

•
Stockholders may submit questions while attending the Annual Meeting via the Internet.

To attend and participate in the Annual Meeting, you will need the 16-digit control number included in your Notice and Access Card, on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date.
What if during the check-in time or during the Annual Meeting I have technical difficulties or trouble accessing the virtual meeting website?
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting website during the check-in or meeting time, please call the technical support number that will be posted on the Annual Meeting login page.
How does the Board recommend that I vote?
The Board recommends that you vote:
•
FOR the nominees to the Board set forth in this Proxy Statement.

•
FOR the ratification of the appointment of Ernst & Young, LLP as our independent registered public accounting firm for 2024.

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FOR the approval of the Say-on-Pay Vote.

•
ONE YEAR as the frequency of Say-on-Pay Votes;

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FOR the approval of an amendment to the Certificate of Incorporation to increase the number of authorized shares of common stock of the Company from 100,000,000 to 200,000,000;

•
FOR the approval of an amendment to the Certificate of Incorporation to provide for the exculpation of officers to the extent permitted by the General Corporation Law of the State of Delaware

•
FOR the approval of an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve Proposals 5 and/or 6.

How many votes are required to approve each proposal?
The table below summarizes the proposals that will be voted on, the vote required to approve each item and how votes are counted:
Proposal	Votes Required	Voting Options	Impact of “Withhold” or “Abstain” Votes	Broker Discretionary Voting Allowed
Proposal No. 1: Election of Directors	The plurality of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote thereon. This means that the two nominees receiving the highest number of affirmative “FOR” votes will be elected as Class III directors.	“FOR ALL” “WITHHOLD ALL” “FOR ALL EXCEPT”	None(1)	No(3)
Proposal No. 2: Ratification of Appointment of Independent Registered Public Accounting Firm	The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively at the Annual Meeting by the holders entitled to vote thereon.	“FOR” “AGAINST” “ABSTAIN”	None(2)	Yes(4)
Proposal No. 3: Approval of Say-on-Pay	The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively at the Annual Meeting by the holders entitled to vote thereon.	“FOR” “AGAINST” “ABSTAIN”	None(2)	No(3)
Proposal No. 4: Approval of the Frequency of the Say-on-Pay Vote	The affirmative vote of the holders of a majority in voting power of the votes cast. If no frequency receives the foregoing vote, then we will consider the option of ONE YEAR, TWO YEARS, or THREE YEARS that receives the highest number of votes cast to be the frequency recommended by stockholders.	“ONE YEAR” “TWO YEARS” “THREE YEARS”	None(2)	No(3)
Proposal No. 5: Approval of an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares	The affirmative vote of the holders of a majority of the outstanding stock of the Company entitled to vote at the Annual Meeting.	“FOR” “AGAINST” “ABSTAIN”	Abstentions have the same effect as votes against the proposal	Yes(4)

Proposal	Votes Required	Voting Options	Impact of “Withhold” or “Abstain” Votes	Broker Discretionary Voting Allowed
Proposal No. 6: Approval of an amendment to the Company’s Certificate of Incorporation to allow for the exculpation of officers	The affirmative vote of the holders of a majority of the outstanding stock of the Company entitled to vote at the Annual Meeting.	“FOR” “AGAINST” “ABSTAIN”	Abstentions have the same effect as votes against the proposal	No(3)
Proposal No. 7: Adjournment of the Annual Meeting if necessary, to solicit additional proxies for Proposals No. 5 and/or 6	The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively at the Annual Meeting by the holders entitled to vote thereon.	“FOR” “AGAINST” “ABSTAIN”	None(2)	No(3)

(1)
Votes that are “withheld” will have the same effect as an abstention and will not count as a vote “FOR” or “AGAINST” a director, because directors are elected by plurality voting.

(2)
A vote marked as an “Abstention” or a broker non-vote is not considered a vote cast and will, therefore, not affect the outcome of this proposal.

(3)
As this proposal is considered a “non-routine” matter, brokers lack authority to exercise their discretion to vote uninstructed shares on this proposal.

(4)
As this proposal is considered a “routine” matter, brokers are permitted to exercise their discretion to vote uninstructed shares on this proposal, and we do not expect any broker non-votes on this proposal. If, however, if there are any broker non-votes, as to Proposal No. 5, they will have the same effect as a vote AGAINST Proposal No. 5.

What if I do not specify how my shares are to be voted?
If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board. The Board’s recommendations are set forth above, as well as with the description of each proposal in this Proxy Statement.
Who will count the votes?
Representatives of Broadridge Investor Communications Services (“Broadridge”) will tabulate the votes, and a representative of Broadridge will act as inspector of election.
Can I revoke or change my vote after I submit my proxy?
Yes. Whether you have voted by Internet, telephone or mail, if you are a stockholder of record, you may change your vote and revoke your proxy by:
•
sending a written statement to that effect to the attention of our Corporate Secretary at our corporate offices, provided such statement is received no later than June 9, 2024;

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voting again by Internet or telephone at a later time before the closing of those voting facilities at 11:59 p.m., Eastern Time, on June 9, 2024;

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submitting a properly signed proxy card with a later date that is received no later than June 9, 2024; or

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attending the Annual Meeting, revoke your proxy and voting again.

If you hold shares in street name, you may submit new voting instructions by contacting your bank, broker or other nominee. You may also change your vote or revoke your proxy at the Annual Meeting if you obtain a signed proxy from the record holder (broker, bank or other nominee) giving you the right to vote the shares.
Your most recent proxy card or telephone or Internet proxy is the one that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Company before your proxy is voted or you vote at the Annual Meeting.
Who will pay for the cost of this proxy solicitation?
We will pay the cost of soliciting proxies. Proxies may be solicited on our behalf by directors, officers or employees (for no additional compensation) in person or by telephone, electronic transmission and facsimile transmission. Brokers and other nominees will be requested to solicit proxies or authorizations from beneficial owners and will be reimbursed for their reasonable expenses.
Why hold a virtual meeting?
We want to provide expanded access, improved communication and cost savings for our stockholders and the Company while providing stockholders the same rights and opportunities to participate as they would have at an in-person meeting. We believe the virtual meeting format enables increased stockholder attendance and participation because stockholders can participate from any location around the world.
Will I be able to ask questions at the Annual Meeting?
As part of the Annual Meeting, we will hold a live Q&A session, during which we intend to answer appropriate questions submitted during the meeting and that relate to the matters to be voted on. We intend to reserve up to 10 minutes before the closing of the polls to address questions submitted. Only stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “How can I attend and vote at the Annual Meeting?” will be able to submit questions during the Annual Meeting. Additionally, our Annual Meeting will follow “Rules of Conduct,” which will be available on our Annual Meeting webpage for stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”). Under these Rules of Conduct, a stockholder may ask up to two questions, and we will not address questions that are, among other things:
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irrelevant to the business of the Company or to the business of the Annual Meeting;

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related to the status or conduct of our clinical trials beyond that which is contained in our prior public disclosures;

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related to material non-public information of the Company;

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related to personal grievances;

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derogatory references to individuals or that are otherwise in bad taste;

•
substantially repetitious of statements already made by another stockholder;

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in furtherance of the stockholder’s personal or business interests; or

•
out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the Chair of the Annual Meeting or the Corporate Secretary in their reasonable judgment.

Additional information regarding the Q&A session will be available in the “Rules of Conduct” available on the Annual Meeting webpage for stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “How can I attend and vote at the Annual Meeting?”

PROPOSAL NO. 1 — ELECTION OF DIRECTORS
Board Size and Structure
Our Amended and Restated Certificate of Incorporation, as amended, and as currently in effect (“Certificate of Incorporation”) provides that the number of directors shall be established from time to time by our Board of Directors. Our Board of Directors has fixed the number of directors at six, and we currently have six directors serving on the Board.
Our Certificate of Incorporation provides that the Board be divided into three classes, designated as Class I, Class II and Class III. Each class must consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board. Each class of directors must stand for re-election no later than the third annual meeting of stockholders subsequent to their initial appointment or election to the Board, subject to the election and qualification of his or her successor and his or her earlier death, resignation, retirement, disqualification or removal. Except as otherwise required by law, any vacancies and newly created directorships resulting from an increase in the number of directors will be filled exclusively by a majority of the directors then in office, even if less than a quorum, and will hold office until the next stockholder’s meeting at which directors in his or her class are elected and his or her successor is elected and qualified or until his or her earlier death, resignation, retirement, disqualification or removal.
Current Directors and Terms
Our current directors and their respective classes and terms are set forth below.
Class I Director — Current Term Ending at 2025 Annual Meeting	Class II Director — Current Term Ending at 2026 Annual Meeting	Class III Director — Current Term Ending at 2024 Annual Meeting
June Bray	Michael Miller	Vimal Mehta, Ph.D.
Sandeep Laumas, M.D.	Michal Votruba, M.D.	Peter Mueller, Ph.D.
Nominees for Director
Dr. Mehta and Dr. Mueller have been nominated by the Board to stand for election. As the directors assigned to Class III, Drs. Mehta’s and Mueller’s current terms of service will expire at the Annual Meeting. If elected by the stockholders at the Annual Meeting, Dr. Mehta and Dr. Mueller will each serve for a term expiring at the annual meeting to be held in 2027 (the “2027 Annual Meeting”) and the election and qualification of his successor or until his earlier death, resignation, retirement, disqualification or removal.
Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve. If, however, prior to the Annual Meeting, the Board of Directors should learn that any nominee will be unable to serve for any reason, the proxies that otherwise would have been voted for this nominee will be voted for a substitute nominee as selected by the Board. Alternatively, the proxies, at the Board’s discretion, may be voted for that fewer number of nominees as results from the inability of any nominee to serve. The Board has no reason to believe that any of the nominees will be unable to serve. Proxies cannot be voted for a greater number of persons than the number of nominees named in this proposal.
Information About Board Nominees and Continuing Directors
The following pages contain certain biographical information as of April 10, 2024 for each nominee for director and each director whose term as a director will continue after the Annual Meeting, including all positions he or she holds, his or her principal occupation and business experience for the past five years, and the names of other publicly-held companies of which the director or nominee currently serves as a director or has served as a director during the past five years.
We believe that all of our directors and nominees: display personal and professional integrity; satisfactory levels of education and/or business experience; broad-based business acumen; an appropriate level of understanding of our business and its industry and other industries relevant to our business; the ability and willingness to devote adequate time to the work of our Board of Directors and its committees; skills and personality that complement those of our other directors that helps build a board that is effective, collegial and responsive to the needs of our Company; strategic thinking and a willingness to share ideas; a diversity of experiences, expertise and background; and the ability to represent the interests of all of our stockholders. The information presented below regarding each nominee and continuing director also sets forth specific experience, qualifications, attributes and skills that led our Board of Directors to the conclusion that such individual should serve as a director in light of our business and structure.
Class III Director Nominees for Election to Three Year Terms Expiring at the 2027 Annual Meeting
Class III Directors	Age	Served as Director Since	Current Positions with BTAI
Vimal Mehta, Ph.D.	63	April 2017	Chief Executive Officer and President, and Director
Peter Mueller, Ph.D.	68	April 2017	Chairman of the Board
Vimal Mehta, Ph.D. co-founded the Company and has served as a member of our Board since April 2017 and as our Chief Executive Officer and President since May 2017. Dr. Mehta also served as our Corporate Secretary from May 2017 to February 2021. He is also the co-founder of BioXcel Corporation (now BioXcel LLC) and, following its inception in 2005 until March 2023, served as its Chairman of the Board and Chief Executive Officer. Dr. Mehta holds a Ph.D. in Chemistry from the University of Delhi, India and completed a Post-Doctoral Fellowship in Chemistry at the University of Montpellier, France. During the length of his career, Dr. Mehta has garnered a deep understanding of the biopharma and healthcare ecosystem and has been actively involved in diverse global value generating initiatives encompassing corporate strategy and planning, global business development, and corporate fundraising. As our co-founder, he has helped shape our strategic and business trajectory which the Board believes qualifies him to serve as a director of our Company.
Peter Mueller, Ph.D. has served as a director of our company since April 2017 and Chairman of the Board since August 2017. With over 30 years of global pharma and biotech experience, Dr. Mueller is currently the President of the Mueller Health Foundation, a private foundation tackling globally lethal infectious diseases such as tuberculosis by addressing latency and the ever-growing challenges of antimicrobial resistance. From 2014 to 2016, he was President of R&D and Chief Scientific Officer of Axcella Health, a biotechnology company. From 2003 to 2014, Dr. Mueller served as Executive Vice President Global Research and Development & Chief Scientific Officer for Vertex Pharmaceuticals, Incorporated, a biotechnology company. He was involved in the development of Incivek (2011), Kalydeco (2012), and Orkambi (2014). Prior to his tenure at Vertex, he served as Senior Vice President, Research and Development, for Boehringer Ingelheim Pharmaceuticals, Inc. overseeing global research programs (immunology, inflammation, cardiovascular diseases and gene therapy) and the development of all drug candidates of the company’s worldwide portfolio in North and South America, Canada and Japan, beginning in 1997. He was involved in the development of Spiriva, Combivent, Atrovent and Viramune. Dr. Mueller received both an undergraduate degree and a Ph.D. in Chemistry at the Albert Einstein University of Ulm, Germany, where he also holds a Professorship in Theoretical Organic Chemistry. He completed fellowships in Quantum Pharmacology at Oxford University and in Biophysics at Rochester University. He is a member of various scientific and political societies and currently serves on the Board of the US-India Chamber of Commerce Biotech. He also serves as chairman of the Scientific Advisory Board of BioXcel LLC and is an advisor to the University of Iowa Center for Bioanalysis and Bioprocessing. We believe that Dr. Mueller’s extensive experience in the life sciences industry as a scientist and executive qualifies him to serve as a director of our Company.
Class I Directors Whose Terms Expire at the 2025 Annual Meeting
Class I Directors	Age	Served as Director Since	Current Positions with BTAI
June Bray	71	March 2021	Director
Sandeep Laumas, M.D.	56	September 2017	Director

June Bray has served as a director of our company since March 2021. She previously served as Senior Vice President, Global Regulatory Affairs and Medical Writing of Allergan, Inc., a pharmaceutical company, from 2008 to 2020, where she was in charge of global regulatory strategies for development projects and lifecycle management for all therapeutic areas. From 2006 to 2008, Ms. Bray was Vice President, Regulatory Affairs at Organon & Co. (prior to its merger with Merck & Co.), where she led departments responsible for regulatory activities for development and marketed products and, from 1980 to 2006, Ms. Bray served in various capacities at Berlex Laboratories, Inc., most recently as Vice President, Global Regulatory Affairs for Specialized Therapeutics/Oncology, a position she held from 2003 to 2006. Ms. Bray has served on the Board of Quince Therapeutics, Inc. since June 2022. Ms. Bray holds an M.B.A. from Fairleigh Dickinson University and a B.S. from the University of Rhode Island. We believe that Ms. Bray’s extensive experience in developing global regulatory strategies for product candidates qualifies her to serve as a director of our Company.
Sandeep Laumas, M.D. has served as a director of our company since September 2017. Since June 2020, Dr. Laumas has served as Chief Business Officer and Chief Financial Officer of Instil Bio Inc. He served as a Director of BioXcel Corporation from May 2013 to August 2017. Dr. Laumas served as a director of 9 Meters BioPharma, Inc. (formerly Innovate Biopharmaceuticals Inc.), a biopharma company, from January 2014 to June 2021, including serving as the Executive Chairman from 2014 to April 2020, and as its Chief Executive Officer from February 2019 to April 2020. Dr. Laumas has served as a director of Unicycive Therapeutics Inc. since January 2018. He began his career at Goldman Sachs & Co. in New York in the Investment Banking Division. Dr. Laumas then joined Balyasny Asset Management in New York and later moved to North Sound Capital as a Managing Director responsible for global healthcare investments. He has been investing in healthcare via investment vehicles, Bearing Circle Capital. Dr. Laumas has served as a director of Parkway Holdings Ltd. (IHH Healthcare) and SRL Ltd. Dr. Laumas received his A.B. in Chemistry from Cornell University in 1990, M.D. from Albany Medical College in 1995 with a research gap year at the Dana-Farber Cancer Institute and completed his medical internship in 1996 from the Yale University School of Medicine. Dr. Laumas has a novel industry perspective, particularly in both public and private investments and financial transactions in the healthcare arena, which we believe qualifies him to serve as a director of our Company.
Class II Directors Whose Terms Expire at the 2026 Annual Meeting
Class II Directors	Age	Served as Director Since	Current Positions with BTAI
Michael Miller	67	June 2022	Director
Michal Votruba, M.D.	58	March 2019	Director
Michael Miller has served as a director of our company since June 2022. He has served as an advisor to several biopharmaceutical companies, including Concarlo Therapeutics since June 2022 and Rigel Pharmaceuticals, Inc. since January 2022. Prior to that, he served as Executive Vice President, Commercial of Jazz Pharmaceuticals plc from March 2014 to August 2020. Since May 2018, Mr. Miller has served on the Board of Puma Biotechnology Inc., where he also serves on the Compensation Committee. Mr. Miller received his B.S. from the University of San Francisco and his M.B.A. from San Francisco State University. The Board believes that Mr. Miller’s extensive experience at commercial pharmaceutical and public companies will provide valuable contributions to the Board.
Michal Votruba, M.D., has served as a director of our Company since March 2019. Since 2013, Dr. Votruba has been a Director of the Gradus/RSJ Life Sciences Fund, the largest dedicated fund in Central Europe with a portfolio of companies in Europe and the United States. Dr. Votruba served as a director of Mynd Analytics, Inc., a telebehavioral health services company, from July 2015 to 2019, and served as a director of Telemynd, Inc., successor to Mynd Analytics, since 2019. Since 2010, he has served as a member of the board of PrimeCell Therapeutics as the Director of Global Business Development overseeing the expansion of the largest regenerative medicine company operating in Central Europe. In 2009, the Czech Academy of Sciences solicited Dr. Votruba’s expertise for the first successful privatization project of the Institute of Experimental Medicine in Prague: the newly created protocol established a precedent for future privatization projects in the Czech Republic. Dr. Votruba earned his M.D. from the Medical Faculty of Charles University in Prague in 1989. Shortly thereafter, he emigrated from Czechoslovakia and developed his professional career in Canada and the USA. Since 2005, Dr. Votruba combined his theoretical and clinical experience in the field of Competitive Intelligence serving the global pharmaceutical industry for eight years as an industry analyst advising senior leaders of companies including Amgen, Novartis, Eli Lilly, Allergan, EMD, Serono and Sanofi. Dr. Votruba brings valuable expertise to the Board of Directors as a clinical psychiatrist and broad experience in the international marketing of innovative medical technologies.
Board Recommendation
The Board of Directors unanimously recommends a vote “FOR” the election of Vimal Mehta, Ph.D. and Peter Mueller, Ph.D. as Class III directors to hold office until the 2027 Annual Meeting and until their respective successors have been duly elected and qualified.

PROPOSAL NO. 2 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Appointment of Independent Registered Public Accounting Firm
The audit committee appoints our independent registered public accounting firm. In this regard, the audit committee evaluates the qualifications, performance and independence of our independent registered public accounting firm and determines whether to re-engage our current firm. As part of its evaluation, the audit committee considers, among other factors, the quality and efficiency of the services provided by the firm, including the performance, technical expertise, industry knowledge and experience of the lead audit partner and the audit team assigned to our account; the overall strength and reputation of the firm; the firm’s global capabilities relative to our business; and the firm’s knowledge of our operations. Ernst & Young LLP has served as our independent registered public accounting firm since March 2021. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors and providing audit and permissible non-audit related services. Upon consideration of these and other factors, the audit committee has appointed Ernst & Young LLP to serve as our independent registered public accounting firm for the year ending December 31, 2024.
Although ratification is not required by our bylaws or otherwise, the Board is submitting the selection of Ernst & Young LLP to our stockholders for ratification because we value our stockholders’ views on the Company’s independent registered public accounting firm and it is a good corporate governance practice. If our stockholders do not ratify the selection, it will be considered as notice to the Board and the audit committee to consider the selection of a different firm. Even if the selection is ratified, the audit committee, in its discretion, may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.
A representative of Ernst & Young LLP is expected to attend the Annual Meeting and to have an opportunity to make a statement and be available to respond to appropriate questions from stockholders.
Audit, Audit-Related, Tax and All Other Fees
The table below sets forth the aggregate fees billed to us for services related to the fiscal year ended December 31, 2023 and 2022 by Ernst & Young LLP.
	Year Ended December 31,
	2023	2022
Audit Fees(1)	$903,500	$1,569,000
Audit-Related Fees(2)	16,000	—
Tax Fees	—	—
All Other Fees	—	—
Total	$919,500	$1,569,000

(1)
Audit fees consisted of audit services performed in connection with the audit of the Company’s consolidated financial statements, the reviews of the Company’s interim condensed consolidated financial statements, and related services that are normally provided in connection with registration statements. Included in the 2023 and 2022 audit fees are $105,000 and $170,000, respectively, billed in connection with our follow-on offerings. 2023 and 2022 audit fees also include fees related to the audit and review of the registration statements of the Company’s subsidiary, OnkosXcel Therapeutics LLC, of $65,000 and $904,200, respectively.

(2)
Audit-related fees consisted of other filing fees related to the Form S-8 and out-of-pocket costs for the annual audit.

Pre-Approval Policies and Procedures
Consistent with SEC policies and guidelines regarding audit independence, the audit committee is responsible for the pre-approval of all audit and permissible non-audit services provided by our independent registered public accounting firm on a case-by-case basis. Our audit committee has established a policy regarding approval of all audit and permissible non-audit services provided by our principal accountants. No non-audit services were performed by our independent registered public accounting firm during the years ended December 31, 2023 and 2022. Our audit committee pre-approves these services by category and service. Our audit committee has pre-approved all of the above-described services.
Board Recommendation
The Board of Directors unanimously recommends a vote “FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2024.
Audit Committee Report
The audit committee operates pursuant to a charter which is reviewed annually by the audit committee.
Additionally, a brief description of the primary responsibilities of the audit committee is included in this Proxy Statement under the discussion of “Corporate Governance — Audit Committee.” Under the audit committee charter, management is responsible for the preparation, presentation and integrity of the Company’s financial statements, for the appropriateness of accounting principles and financial reporting policies and for establishing and maintaining our internal control over financial reporting. The independent registered public accounting firm is responsible for auditing our financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States.
In the performance of its oversight function, the audit committee reviewed and discussed with management and Ernst & Young LLP, as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2023, the Company’s audited financial statements for the fiscal year ended December 31, 2023. The audit committee also discussed with the Company’s independent registered public accounting firm the matters required to be discussed by applicable standards of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC. In addition, the audit committee received and reviewed the written disclosures and the letter from the Company’s independent registered public accounting firm required by applicable requirements of the PCAOB, regarding such independent registered public accounting firm’s communications with the audit committee concerning independence, and discussed with the Company’s independent registered public accounting firm their independence from the Company.
Based upon the review and discussions described in the preceding paragraph, the audit committee recommended to the Board that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2023 filed with the SEC.
Submitted by the Audit Committee of the Company’s Board of Directors:
Sandeep Laumas, M.D. (Chair)
Michael Miller
Peter Mueller, Ph.D.
Michal Votruba, M.D.

PROPOSAL NO. 3 — APPROVAL, ON AN ADVISORY (NON-BINDING) BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
In accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and Rule 14a-21 under the Exchange Act, we request that our stockholders cast a non-binding, advisory vote to approve the compensation of our named executive officers identified in the section titled “Executive Compensation” set forth below in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement.
Accordingly, we ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:
“RESOLVED, that the Company’s stockholders approve, by a non-binding advisory vote, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2024 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and narrative discussion.”
We believe that our compensation programs and policies for the year ended December 31, 2023 were an effective incentive for the achievement of our goals, aligned with stockholders’ interest and worthy of stockholder support. Additional details concerning our compensation program are provided in the section titled “Executive Compensation” set forth below in this proxy statement.
This vote is merely advisory and will not be binding upon us, our Board of Directors or the Compensation Committee, nor will it create or imply any change in the duties of us, our Board of Directors or our Compensation Committee. The Compensation Committee will, however, take into account the outcome of the vote when considering future executive compensation decisions. The Board of Directors values constructive dialogue on executive compensation and other significant governance topics with our stockholders and encourages all stockholders to vote their shares on this important matter. Subject to the Board of Directors’ determination after considering the advisory vote on the frequency of future advisory votes on executive compensation (see Proposal 4), the next “say-on-pay” advisory vote following this one will occur at the 2025 annual meeting of stockholders.
Board Recommendation
The Board of Directors unanimously recommends a vote “FOR” the approval, on an advisory (non-binding) basis, of the compensation of our named executive officers.

PROPOSAL NO. 4 — APPROVAL, ON AN ADVISORY (NON-BINDING) BASIS, OF THE FREQUENCY OF FUTURE ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
In accordance with the Dodd-Frank Act, we request that our stockholders cast a non-binding, advisory vote regarding the frequency with which we should include in future annual proxy statements a stockholder advisory vote to approve the compensation of our named executive officers. By voting on this proposal, stockholders may indicate whether they would prefer that we provide for such a stockholder advisory vote at future annual meetings every one year, every two years or every three years. Stockholders may also abstain from the vote.
After careful consideration, the Board of Directors determined that providing a stockholder advisory vote to approve the compensation of our named executive officers every year is the most appropriate alternative for us at this time. In formulating its recommendation, the Board of Directors determined that an annual advisory vote on named executive officer compensation will allow stockholders to provide their direct input on our compensation philosophy, policies and practices as disclosed in this and future proxy statements on a more timely and consistent basis than if the vote were held less frequently. Additionally, an annual advisory vote on executive compensation is consistent with our policy of seeking regular dialogue with our stockholders on corporate governance matters and our executive compensation philosophy, policies and practices. We understand that our stockholders may have different views as to what is the best approach for us, and we look forward to hearing from our stockholders on this proposal.
Our stockholders will have the opportunity to specify one of four choices for this proposal on the proxy card: (1) one year; (2) two years; (3) three years; or (4) abstain. Stockholders are not voting to approve or disapprove the Board of Directors’ recommendation. Rather, stockholders are being asked to express their preference regarding the frequency of future advisory votes to approve executive compensation.
Board Recommendation
The Board of Directors unanimously recommends a vote of “ONE YEAR” regarding the non-binding frequency of future advisory votes on the compensation of our named executive officers.

PROPOSAL NO. 5 — APPROVAL OF AN AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED TO AUTHORIZE ADDITIONAL SHARES OF COMMON STOCK
General
Our Certificate of Incorporation currently authorizes the issuance of 100,000,000 shares of common stock, par value $0.001 per share. On April 17, 2024, our Board adopted a resolution to amend our Certificate of Incorporation, subject to stockholder approval, by increasing the number of authorized shares of our common stock to 200,000,000 shares (the “Share Increase Amendment”). The additional 100,000,000 shares of common stock authorized for issuance pursuant to the proposed Share Increase Amendment would be part of the existing class of common stock and, if and when issued, would have the same rights and privileges as the shares of common stock presently issued and outstanding. The holders of common stock are not entitled to preemptive rights or cumulative voting.
The Share Increase Amendment will not affect the number of authorized shares of preferred stock of the Company, par value $0.001 per share, which is 10,000,000 shares. Currently, there are no shares of preferred stock issued and outstanding.
If our stockholders approve this proposal, then the first sentence of Article FOURTH of our Certificate of Incorporation will be deleted and replaced in its entirety to read as follows:
“The total number of shares of capital stock that the Corporation shall have authority to issue is 210,000,000 shares, consisting of 200,000,000 shares of common stock, par value $0.001 per share (the “Common Stock”), and 10,000,000 shares of preferred stock, par value $0.001 per share (the “Preferred Stock”).”
The Board has unanimously adopted and is submitting for stockholder approval two amendments to our Certificate of Incorporation, this Proposal No. 5 for the Share Increase Amendment, and Proposal No. 6, which provides for officer exculpation. Each of these two proposed amendments to the Certificate of Incorporation will be voted on separately by stockholders, and the effectiveness of Proposal No. 5 is not conditioned on the approval of Proposal No. 6. If, however, both Proposal No. 5 and Proposal No. 6 are approved, the Board has authorized the officers to file a Certificate of Amendment reflecting the amendments to both Article FOURTH and Article EIGHTH as described herein.
Purpose of Share Increase Amendment
Our Board believes it is in the best interests of the Company and our stockholders to increase our authorized shares of common stock in order to have additional shares available for use as our Board deems appropriate or necessary, including to support current and anticipated future expenses and to ensure compliance with the minimum financing conditions under our Credit Agreement (as defined below).
As such, the primary purpose of the Share Increase Amendment is to provide the Company with greater flexibility with respect to managing its common stock in connection with such corporate purposes as may, from time to time, be considered advisable by our Board. These corporate purposes could include, without limitation, financing activities, public or private offerings, stock dividends or splits, conversions of convertible securities, issuance of options and other equity awards pursuant to our stockholder-approved incentive plans, establishing a strategic relationship with a corporate partner and acquisition transactions. Having an increased number of authorized but unissued shares of common stock would allow us to take prompt action with respect to corporate opportunities that develop, without the delay and expense of convening a special meeting of stockholders for the purpose of approving an increase in our capitalization. Our Board would determine whether, when and on what terms the issuance of shares of common stock may be warranted in connection with any of the foregoing purposes.
As illustrated below in the section titled “Effect of Approval of Proposed Amendment,” we rely significantly on our authorized common stock for compensatory and workforce retention efforts, as well as in connection with financing and other transactions where we have issued rights to acquire our common stock. Investors in prior transactions have purchased our common stock and derivative securities entitling them to shares of our common stock and for which we have had to reserve shares our of our authorized common stock.

Furthermore, on March 20, 2024 (the “Effective Date”), we entered into a fourth amendment (the “Fourth Amendment”) to our Credit Agreement and Guaranty with Oaktree Fund Administration LLC (“Oaktree”) and the other lenders (together with Oaktree, the “Lenders”) and parties thereto, dated April 19, 2022 (as amended to date, the “Credit Agreement”) pursuant to which, we must raise by November 30, 2024 an aggregate of at least $50.0 million in gross proceeds from the issuance of our common stock, warrants and/or pre-funded warrants and other partnering transactions, the failure of which would constitute an event of default under the Credit Agreement. Since March 20, 2024, and as of April 10, 2024, we completed a financing transaction and issued 6.5 million shares of common stock and warrants to acquire 10.8 million shares of our common stock. As a result, as of April 10, 2024, we had 41,081,156 authorized shares of common stock remaining available for issuance. An increased number of authorized but unissued shares of common stock would allow us to take prompt action in regards to any issuances of our common stock, warrants and/or pre-funded warrants that would allow us to satisfy our obligations under the covenants in the Credit Agreement.
Effect of Approval of Proposed Amendment
The following table illustrates the effect the proposed Share Increase Amendment would have on the number of shares of common stock available for issuance, if approved by our stockholders, as of April 10, 2024:
	As of April 10, 2024	Upon Effectiveness of Amendment
TOTAL AUTHORIZED SHARES OF COMMON STOCK	100,000,000	200,000,000
Outstanding shares of common stock	37,034,517	37,034,517
Shares of common stock authorized for future issuance under the Company’s incentive plans	2,005,064	2,005,064
Shares of common stock authorized for future issuance under the Company’s employee stock purchase plan	1,204,746	1,204,746
Shares of common stock subject to outstanding equity awards under the Company’s incentive plans	4,846,954	4,846,954
Shares of common stock subject to outstanding options under the Company’s employee stock purchase plan	657,636	657,636
Shares of common stock subject to outstanding warrants	11,268,786	11,268,786
Shares of common stock subject to an equity investment right	1,901,141	1,901,141
SHARES OF COMMON STOCK AVAILABLE FOR ISSUANCE	41,081,156	141,081,156
Other than shares reserved for issuance under our existing incentive plans and employee stock purchase plan, our warrant agreements with certain purchasers and an equity investment right held by Oaktree and other lenders, we do not currently have any arrangements, agreements or understandings that would require the issuance of additional shares of common stock. Because our directors and executive officers have outstanding equity awards under our incentive plans and may be granted additional equity awards under these plans, they may be deemed to have an indirect interest in the Share Increase Amendment because, absent the amendment, the Company may not have sufficient authorized shares to make future awards.
The Share Increase Amendment will not have any immediate effect on the rights of existing stockholders. However, our Board will have the authority to issue authorized common stock without requiring future stockholder approval of such issuances, except as may be required by applicable law or rules of the Nasdaq Stock Market. Future issuances of common stock or securities convertible into or exchangeable for common stock could have a dilutive effect on our earnings per share, book value per share and the voting power and interest of current stockholders.
If our stockholders approve the Share Increase Amendment, our Board has authorized our officers to file a Certificate of Amendment to our Certificate of Incorporation with the Delaware Secretary of State, which we anticipate doing as soon as practicable following stockholder approval of the Share Increase

Amendment at the Annual Meeting, and the Certificate of Amendment for would become effective upon acceptance by the Delaware Secretary of State.
If our stockholders do not approve the Share Increase Amendment, the Company’s current authorized common stock will remain in place, and the Certificate of Amendment will not be filed with the Delaware Secretary of State. However, even if our stockholders approve the Share Increase Amendment, our Board retains discretion under Delaware law to determine when to file the Certificate of Amendment with the Delaware Secretary of State and to abandon the Share Increase Amendment notwithstanding prior stockholder approval of the Share Increase Amendment.
Potential Anti-Takeover Effect
Our Board has not proposed the Share Increase Amendment with the intention of discouraging tender offers or takeover attempts of the Company. However, the availability of additional authorized shares for issuance could, under certain circumstances, discourage or make more difficult efforts to obtain control of our company. This proposal is not being presented with the intent that it be used to prevent or discourage any acquisition attempt, but nothing would prevent our Board from taking any appropriate actions not inconsistent with its fiduciary duties. We do not have a poison pill plan and have not made any non-shareholder approved repricings of our equity awards.
Dissenters’ Rights of Appraisal
Under Delaware law, stockholders are not entitled to appraisal rights with respect to the Share Increase Amendment, and we will not independently provide our stockholders with any such right.
Board Recommendation
The Board of Directors unanimously recommends a vote “FOR” the approval of the amendment of the Company’s Amended and Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of common stock of the Company from 100,000,000 to 200,000,000.

PROPOSAL NO. 6: APPROVAL OF AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, TO PROVIDE FOR EXCULPATION OF OFFICERS TO THE EXTENT PERMITTED BY THE GENERAL CORPORATION LAW OF THE STATE OF DELAWARE
General
As part of its continuing review of our corporate governance standards and practices, the Board unanimously approved and declared advisable, subject to stockholder approval, an amendment (the “Exculpation Amendment”) to our Certificate of Incorporation, to update the current exculpation and liability provisions in Article EIGHTH of our Certificate of Incorporation to reflect developing law.
If our stockholders approve this proposal, then Article EIGHTH of our Certificate of Incorporation will be deleted and replaced in its entirety to read as follows:
“A director or officer of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, as applicable, except for liability (i) for any breach of the director’s or officer’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) in the case of a director, under Section 174 of the DGCL, (iv) for any transaction from which the director or officer derived an improper personal benefit or (v) for an officer in any action by or in the right of the Corporation. If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors or officers, then the liability of a director or officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended. Any repeal or modification of this paragraph shall not adversely affect any right or protection of a director or officer of the Corporation existing at the time of such repeal or modification.”
The Board has unanimously adopted and is submitting for stockholder approval two amendments to our Certificate of Incorporation, this Proposal No. 6, which provides for officer exculpation, and Proposal No. 5 for the Share Increase Amendment. Each of these two proposed amendments to the Certificate of Incorporation will be voted on separately by stockholders, and the effectiveness of Proposal No. 6 is not conditioned on the approval of Proposal No. 5. If, however, both Proposal No. 5 and Proposal No. 6 are approved, the Board has authorized the officers to file a Certificate of Amendment reflecting the amendments to both Article FOURTH and Article EIGHTH as described herein.
Effective August 1, 2022, Section 102(b)(7) of the General Corporation Law of the State of Delaware (the “DGCL”) was amended (“Amended 102(b)(7)”) to enable a corporation to include in its certificate of incorporation a provision exculpating certain corporate officers from liability for breach of the fiduciary duty of care in certain circumstances. Previously, Section 102(b)(7) of the DGCL provided for the ability to exculpate directors only and our Certificate of Incorporation currently limits the monetary liability of our directors in certain circumstances consistent with Section 102(b)(7) of the DGCL. Amended 102(b)(7) allows for the exculpation of certain officers only in connection with direct claims brought by stockholders, including class actions, but would not eliminate officers’ monetary liability for breach of fiduciary duty claims brought by the corporation itself or for derivative claims brought by stockholders in the name of the corporation. Further, Amended 102(b)(7) does not permit a corporation to exculpate covered officers from liability for breach of the duty of loyalty, acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, or any transaction in which the officer derived an improper personal benefit. Under Amended 102(b)(7), the officers who may be exculpated include a person who (i) is the president, chief executive officer, chief operating officer, chief financial officer, chief legal officer, controller, treasurer or chief accounting officer of the corporation at any time during the course of conduct alleged in the action or proceeding to be wrongful, (ii) is or was identified in the corporation’s public filings with the SEC because such person is or was one of the most highly compensated executive officers of the corporation, or (iii) has consented to services of process in Delaware by written agreement (the “Covered Officers”).

Purpose of the Exculpation Amendment
Our Board believes that adopting the Exculpation Amendment would better position the Company to attract top officer candidates and retain our current officers. The Exculpation Amendment would also more closely align the protections available to our officers with those already available to our directors. We believe that failing to adopt the Exculpation Amendment could impact our recruitment and retention of exceptional officer candidates who conclude that the potential exposure to liabilities, costs of defense, and other risks of proceedings exceeds the benefits of serving as an officer of the Company.
In addition, adopting the Exculpation Amendment would enable the officers to exercise their business judgment in furtherance of the interests of the stockholders without the potential for distraction posed by the risk of personal liability. The nature of the role of officers often requires them to make decisions on crucial matters. Frequently, officers must make decisions in response to time-sensitive opportunities and challenges, which can create substantial risk of investigations, claims, actions, suits, or proceedings seeking to impose liability based on hindsight, especially in the current litigious environment and regardless of merit. Limiting our current and prospective officers’ concern about personal risk would empower officers to best exercise their business judgment in furtherance of stockholder interests and better position the Company to retain our current officers and attract top officer candidates. Enhancing our ability to retain and attract experienced officers is in the best interests of the Company and its stockholders and we should seek to assure such persons that exculpation under certain circumstances is available.
If our stockholders approve the Exculpation Amendment, our Board has authorized our officers to file a Certificate of Amendment to our Certificate of Incorporation with the Delaware Secretary of State, which we anticipate doing as soon as practicable following stockholder approval of the Exculpation Amendment at the Annual Meeting, and the Certificate of Amendment for would become effective upon acceptance by the Delaware Secretary of State.
If our stockholders do not approve the Exculpation Amendment, the Company’s current exculpation provisions relating to directors will remain in place, and the Certificate of Amendment will not be filed with the Delaware Secretary of State. However, even if our stockholders approve the Exculpation Amendment, our Board retains discretion under Delaware law to determine when to file the Certificate of Amendment with the Delaware Secretary of State and to abandon the Exculpation Amendment notwithstanding prior stockholder approval of the Exculpation Amendment.
Effect of the Exculpation Amendment
The proposed Exculpation Amendment would allow for the exculpation of our officers to the fullest extent permitted by the DGCL. As described above, this currently means that the proposed Exculpation Amendment would allow for the exculpation of Covered Officers only in connection with direct claims brought by stockholders, including class actions, but would not eliminate such officers’ monetary liability for breach of fiduciary duty claims brought by the corporation itself or for derivative claims brought by stockholders in the name of the corporation. Further, the Exculpation Amendment would not limit the liability of Covered Officers for any breach of the duty of loyalty to the corporation or its stockholders, any acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, or any transaction from which a Covered Officer derived an improper personal benefit.
Board Recommendation
The Board unanimously recommends a vote “FOR” the Exculpation Amendment of our Amended and Restated Certificate of Incorporation, as amended, to provide for exculpation of officers from breaches of fiduciary duty to the fullest extent permitted by the General Corporate Law of the State of Delaware.

PROPOSAL NO. 7 — APPROVAL OF AN ADJOURNMENT OF THE ANNUAL MEETING
Our stockholders are being asked to consider and vote upon an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve Proposal No. 5 and/or Proposal No. 6.
The Board believes that if the number of shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting is insufficient to approve Proposal No. 5 or Proposal No. 6, it is in the best interests of the Company and its stockholders to enable the Company to continue to seek to obtain a sufficient number of additional votes to approve Proposal No. 5 or Proposal No. 6, as applicable.
If our stockholders approve this adjournment proposal, we could adjourn the Annual Meeting, and any adjourned session of the Annual Meeting, and use the additional time to solicit additional proxies in favor of Proposal No. 5 and/or Proposal No. 6. Among other things, approval of this Proposal No. 7 could mean that, even if we had received proxies representing a sufficient number of votes against Proposal No. 5 or Proposal No. 6 such that either proposal would be defeated, we could adjourn the Annual Meeting without a vote on Proposal No. 5 or Proposal No. 6 and seek to convince the holders of those shares to change their votes to votes in favor of the applicable proposal.
Board Recommendation
The Board of Directors unanimously recommends a vote “FOR” the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve Proposals No. 5 and/or 6.

EXECUTIVE OFFICERS
The table below identifies and sets forth certain biographical and other information regarding our executive officers as of April 10, 2024. There are no family relationships among any of our executive officers or directors.
Executive Officer	Age	Position	In Current Position Since
Vimal Mehta	63	Chief Executive Officer and President, and Director	2017
Richard Steinhart	67	Senior Vice President and Chief Financial Officer	2018
Matthew Wiley	52	Senior Vice President and Chief Commercial Officer	2022
Frank Yocca, Ph.D.	68	Senior Vice President and Chief Scientific Officer	2018
Vincent O’Neill, M.D.	55	Executive Vice President, Chief of Product Development and Medical Officer	2023
Javier Rodriguez	52	Senior Vice President, Chief Legal Officer and Corporate Secretary	2021
See page 9 of this Proxy Statement for Vimal Mehta’s biography.
Richard I. Steinhart has served as our Senior Vice President and Chief Financial Officer since March 2018. From October 2017 to March 2018, Mr. Steinhart served as our Vice President and Chief Financial Officer. From October 2015 to June 2017, he was Vice President and CFO at Remedy Pharmaceuticals, Inc. From January 2014 to September 2015 Mr. Steinhart worked as a financial and strategic consultant to the biotechnology and medical device industries. From April 2006 through December 2013, Mr. Steinhart was employed by MELA Sciences, Inc., as their Vice President, Finance and Chief Financial Officer, Treasurer and Secretary from April 2006 to April 2012 and as Sr. Vice President, Finance and Chief Financial Officer from April 2012 to December 2013. From May 1992 until joining MELA Sciences, Mr. Steinhart was a Managing Director of Forest Street Capital/SAE Ventures, a boutique investment banking, venture capital, and management consulting firm focused on healthcare and technology companies. Prior to Forest Street Capital/SAE Ventures, he was Vice President and Chief Financial Officer of Emisphere Technologies, Inc. Mr. Steinhart’s other experience includes seven years at CW Group, Inc., a venture capital firm focused on medical technology and biopharmaceutical companies, where he was a General Partner and Chief Financial Officer. Mr. Steinhart is a member of the Board of Directors of Actinium Pharmaceuticals, Inc., a position he assumed in November 2013, and Atossa Genetics, Inc., where he began his service in March 2014. Mr. Steinhart serves as the Chairman of the Audit Committee at Actinium Pharmaceuticals, where he also sits on the Corporate Governance Committees. Mr. Steinhart serves as the Chairman of Atossa Genetics Audit Committee and is a member of its Audit Committee and Compensation Committee. He holds B.B.A. and M.B.A. degrees from Pace University and is a Certified Public Accountant (inactive).
Matthew Wiley has served as our Senior Vice President and Chief Commercial Officer since January 2022. Mr. Wiley has over 25 years of sales, marketing, and strategy experience across multiple specialty product launches. Prior to joining the Company, Mr. Wiley served as Chief Commercial Officer at VYNE Therapeutics, Inc., a therapeutics pharmaceutical company seeking to treat immuno-inflammatory conditions, from November 2018 to September 2021, where he oversaw all the commercial buildout and objectives related to the launch of the company’s first two approved dermatology products, AMZEEQ® and ZILXI®. Prior to that, he served as Vice President and Business Unit Lead for Jazz Pharmaceuticals, Inc., a global biopharmaceutical company, from 2012 to 2018 where he led the go-to-market strategy and marketing team for SUNOSI™, for narcolepsy and sleep apnea, and developed the successful growth strategy for XYREM™, for narcolepsy, which achieved $1.4 billion in net revenue during his final year. He also served as Vice President of Marketing at Azur Pharma, a specialty pharmaceutical company with a focus in central nervous system disorders, from 2007 to 2012, supporting the company from initiation of U.S. operations through its acquisition by Jazz Pharmaceuticals. Mr. Wiley holds a B.A. from Syracuse University in English.
Frank D. Yocca, Ph.D. has served as our Executive Vice President and Chief Scientific Officer since December 2023. From March 2018 to December 2023, he served as our Senior Vice President and Chief Medical Officer. From June 2017 to March 2018, Dr. Yocca served as our Vice President and Chief Scientific

Officer. From April 2015 to April 2017, he was Senior Vice President, CNS R&D of BioXcel. From 2005 to 2015, Dr. Yocca held multiple leadership roles at AstraZeneca plc, including Vice President, Strategy and Externalization, Neuroscience Virtual Innovative Medicine Unit (iMed) (2011-2015), Vice President and Head, Strategy Unit, CNS and Pain Innovative Medicine Unit (iMed) (2010 to 2011) and Vice President and Head, CNS Pain Discovery (2005 to 2010). Prior to this, he was Executive Director at the Bristol Myers Squibb Pharmaceutical Research Institute from 1984 to 2004 where he served concurrent leadership responsibilities within the Neuroscience Clinical Group for Early and Late Clinical Development Studies. Prior to this, Dr. Yocca served as Executive Director, Neuroscience Discovery from 1997 to 2003, where he was a collaborator in the development and implementation of corporate strategic plans and leader for the Neuroscience Biology Department in the discovery of psychiatry and Alzheimer’s clinical candidates. He was a core member of the Abilify Product Development and Commercialization Team from 1999 to 2002 and a core member of the Early and Late Discovery and Development Teams from 1984 to 2001. Dr. Yocca holds a B.S. in biochemistry from Manhattan College and an M.S. in pharmacology and a Ph.D. in neuropharmacology from St. John’s University.
Vincent J. O’Neill, M.D. has served as our Senior Vice President and Chief Medical Officer since March 2018. From July 2017 to March 2018, Dr. O’Neill served as our Vice President and Chief Medical Officer. He served as the Chief Medical Officer of Mirna Therapeutics, Inc. from April 2016 to May 2017. From June 2014 to May 2016, he served as the Chief Medical Officer of Exosome Diagnostics, Inc., a diagnostics company. From 2012 to 2014, Dr. O’Neill was global head of Personalized of Medicine and Companion Diagnostics at Sanofi S.A., a pharmaceutical company. From 2009 to 2012, Dr. O’Neill served as Group Director at Genentech, Inc. where he was involved in the expanded approval of products such as Avastin and Tarceva. From 2006 to 2009, Dr. O’Neill served as Director, Discovery Medicine at GlaxoSmithkline plc. Dr. O’Neill holds an M.D., M.B.Ch.B. and M.Sc. in Pathology from the University of Glasgow, UK.
Javier Rodriguez has served as our Senior Vice President and Chief Legal Officer and Corporate Secretary since January 2021. Mr. Rodriguez has over 20 years of extensive strategic and legal experience within the biopharmaceutical industry and has broad leadership experience managing legal, compliance, corporate governance, intellectual property, data privacy, and government affairs professionals. Prior to joining BioXcel Therapeutics, he was Chief Legal Officer at Indivior PLC (LSE: INDV), a global pharmaceuticals company with operations in over 40 countries, from December 2014 to December 2020, where he oversaw all legal affairs, data privacy compliance, and corporate governance matters. Before taking on his role at Indivior, Mr. Rodriguez was General Counsel at Reckitt Benckiser Pharmaceuticals Inc. where he played a key leadership role in negotiating and successfully effectuating the demerger and spin-off of the organization in 2014, which included closing a $750 million secured term loan and $50 million revolving credit facility to fund on-going operations of the demerged entity. Earlier in his career, Mr. Rodriguez held roles of increasing responsibility at Reckitt Benckiser LLC, Bayer Healthcare Pharmaceuticals, Inc. and Berlex, Inc. He began his legal career in 2000 as a litigation associate at Thelen Reid & Priest, LLP in New York City. He holds a B.S. in Civil Engineering from Rutgers University, a M.S.E. in Structural Engineering from the University of Michigan and a J.D. from the University of Pennsylvania.

CORPORATE GOVERNANCE
Corporate Governance Guidelines
Our Board of Directors has adopted Corporate Governance Guidelines. A copy of these Corporate Governance Guidelines can be found in the “Governance — Governance Documents” section of the “Investors” page of our website located at www.bioxceltherapeutics.com, or by writing to our Corporate Secretary at our offices at 555 Long Wharf Drive, New Haven, CT 06511. Among the topics addressed in our Corporate Governance Guidelines are:
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Board size, independence and qualifications

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Executive sessions of independent directors

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Board leadership structure

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Director qualifications and selection of new directors

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Director orientation and continuing education

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Limits on board service

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Change of principal occupation

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Term limits

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Director responsibilities

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Director compensation

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Stock ownership

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Conflicts of Interest

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Interaction with investors, the press and customers

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Board access to senior management

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Board access to independent advisors

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Board and committee self-evaluations

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Board meetings

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Director attendance

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Meeting materials

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Board committees, responsibilities and independence

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Succession planning

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Risk management

Board Leadership Structure
Our Corporate Governance Guidelines provide our Board of Directors with flexibility to combine or separate the positions of Chairperson of the Board and Chief Executive Officer in accordance with its determination that utilizing one or the other structure would be in the best interests of the Company and its stockholders. If the Chairperson of the Board is a member of management or does not otherwise qualify as independent, our Corporate Governance Guidelines provide for the appointment by the independent directors of a lead independent director (the “Lead Director”). The Lead Director’s responsibilities include, but are not limited to: presiding over all meetings of the Board at which the Chairperson of the Board is not present, including any executive sessions of the independent directors; approving Board meeting schedules and agendas; and acting as the liaison between the independent directors and the Chief Executive Officer and Chairperson of the Board. Our Corporate Governance Guidelines provide that, at such times as the Chairperson of the Board qualifies as independent, the Chairperson of the Board will serve as Lead Director.
The positions of our Chair of the Board and our Chief Executive Officer are currently served by two separate persons. Dr. Mueller serves as Chairman of the Board, and Dr. Mehta serves as our Chief Executive Officer. In his capacity as the independent Board Chair, Dr. Mueller performs the functions of the Lead Director.
The Board believes that our current leadership structure of Chief Executive Officer and Chair of the Board being held by two separate individuals is in the best interests of the Company and its stockholders and strikes the appropriate balance between the Chief Executive Officer and President’s responsibility for the strategic direction, day-to day-leadership and performance of our Company and the Chair of the Board’s responsibility to guide overall strategic direction of our Company and provide oversight of our corporate governance and guidance to our Chief Executive Officer and President and to set the agenda for and preside over Board meetings. We recognize that different leadership structures may be appropriate for companies in different situations and believe that no one structure is suitable for all companies. Accordingly, the Board will continue to periodically review our leadership structure and make such changes in the future as it deems appropriate and in the best interests of the Company and its stockholders.

Director Independence
Under our Corporate Governance Guidelines and Nasdaq rules, a director is independent if he or she does not have a material or other disqualifying relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities as a director. In addition, the director must meet the bright-line tests for independence set forth by the Nasdaq rules.
Our Board has undertaken a review of its composition, the composition of its committees and the independence of our directors and considered whether any director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our Board of Directors has determined that none of Ms. Bray, Mr. Miller or Drs. Laumas, Mueller or Votruba, representing five of our six current directors, has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors qualifies as “independent” as that term is defined under the Nasdaq rules. In making these determinations, our Board of Directors considered the relationships that each non-employee director has with us and all other facts and circumstances our Board of Directors deemed relevant in determining their independence, including the director’s beneficial ownership of our common stock and the relationships of our non-employee directors with certain of our significant stockholders.
Board Committees
Our Board of Directors has three standing committees: an audit committee, a compensation committee and a nominating and corporate governance committee, each of which has the composition and the responsibilities described below. In addition, from time to time, special committees may be established under the direction of our Board when necessary to address specific issues. Each of the audit committee, the compensation committee and the nominating and corporate governance committee operates under a written charter which are available in the “Governance — Governance Documents” section of the “Investors” page of our website located at www.bioxceltherapeutics.com.
	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
June Bray	—	—	X
Sandeep Laumas, M.D.	Chair	X	X
Peter Mueller, Ph.D.	X	Chair	Chair
Michael Miller	X
Michal Votruba, M.D.	X	—	—
Audit Committee
Our audit committee is responsible for, among other things:
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appointing, approving the compensation of, and assessing the independence of, our registered public accounting firm;

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overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of reports from such firm;

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reviewing and discussing our annual and quarterly financial statements and related disclosures with management and our independent registered public accounting firm;

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considering whether to recommend to the Board that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K;

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coordinating our Board’s oversight of our internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics;

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discussing our risk assessment and risk management policies, and overseeing management of our financial risks, cybersecurity risks, information security risks, and, as necessary or advisable, such other material risks facing the Company;

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meeting independently with our internal auditors, if any, independent registered public accounting firm and management;

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reviewing on a periodic basis our investment policy;

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reviewing and approving or ratifying any related person transactions;

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pre-approving all audit and non-audit services provided to us by our independent auditor (other than those provided pursuant to appropriate preapproval policies established by the committee or exempt from such requirement under SEC rules);

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establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters, and for the confidential and anonymous submission by our employees of concerns regarding questionable accounting or auditing matters; and

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preparing the audit committee report required by SEC rules.

The current members of our audit committee are Peter Mueller, Sandeep Laumas, Michael Miller and Michal Votruba, with Dr. Laumas serving as chair. All members of our audit committee meet the requirements for financial literacy under the applicable Nasdaq rules and regulations. Our Board of Directors has affirmatively determined that each member of our audit committee qualifies as “independent” under Nasdaq’s additional standards applicable to audit committee members and Rule 10A-3 of the Exchange Act of 1934, as amended (the “Exchange Act”) applicable to audit committee members. In addition, our Board of Directors has determined that each of Dr. Laumas, Mr. Miller, Dr. Mueller, and Dr. Votruba qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K.
Compensation Committee
Our compensation committee is responsible for, among other things:
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reviewing and approving, or recommending for approval by the board of directors, the compensation of our Chief Executive Officer and our other executive officers;

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reviewing and approving or make recommendations to the Board regarding the Company’s incentive compensation plans and equity-based plans and arrangements;

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overseeing and administering our incentive compensation and equity-based plans and arrangement;

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periodically reviewing and making recommendations to our board of directors with respect to director compensation;

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reviewing and discussing annually with management our “Compensation Discussion and Analysis,” to the extent required;

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preparing the annual compensation committee report required by SEC rules, to the extent required;

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reviewing and discussing the results of the most recent stockholder advisory vote on executive compensation, and reviewing and recommending to our board of directors for approval the frequency with which we should conduct such votes, to the extent required;

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overseeing the Company’s programs and policies as may be applicable, regarding talent management (including retention, development and training) and diversity and inclusion.

The current members of our compensation committee are Peter Mueller, Ph.D. and Sandeep Laumas, M.D., with Dr. Mueller serving as chair. Our Board has determined that each member of our compensation committee qualifies as “independent” under Nasdaq’s additional standards applicable to compensation committee members and is a “non-employee director” as defined in Section 16b-3 of the Exchange Act.
The compensation committee generally considers the Chief Executive Officer’s recommendations when making decisions regarding the compensation of non-employee directors and executive officers (other than the Chief Executive Officer). Pursuant to the compensation committee’s charter, the compensation committee has the authority to retain or obtain the advice of compensation consultants, legal counsel and other advisors to assist in carrying out its responsibilities. Before selecting any such consultant, counsel or advisor, the compensation committee reviews and considers the independence of such consultant, counsel or advisor in accordance with applicable Nasdaq rules. We must provide appropriate funding for payment of reasonable compensation to any advisor retained by the compensation committee.
Compensation Consultants
The compensation committee has the authority under its charter to retain outside consultants or advisors, as it deems necessary or advisable. In accordance with this authority, the compensation committee. During fiscal 2023, the compensation committee engaged the services of Radford, a part of Aon plc (“Radford”), as its independent outside compensation consultants.
As requested by the compensation committee, in 2023, Radford’s services to the compensation committee included advising on new equity compensation programs and the development of the Company’s peer group and providing support and analysis regarding executive and director compensation.
All executive compensation services provided by Radford during 2023 were conducted under the direction or authority of the compensation committee, and all work performed by Radford was pre-approved by the compensation committee. Radford nor any of its affiliates maintains any other direct or indirect business relationships with us or any of our subsidiaries. The compensation committee considered whether any work provided by Radford raised any conflict of interest for services performed during 2023 and determined that it did not.
Additionally, during 2023, Radford did not provide any services to us other than regarding executive and director compensation and broad-based plans that do not discriminate in scope, terms, or operation, in favor of our executive officers or directors, and that are available generally to all salaried employees.
Nominating and Corporate Governance Committee
Our nominating and corporate governance committee is responsible for, among other things:
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identifying individuals qualified to become members of our Board;

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recommending to our Board the persons to be nominated for election as directors and to each committee of the Board;

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developing and recommending to our Board corporate governance guidelines, and reviewing and recommending to our board of directors proposed changes to our corporate governance guidelines from time to time;

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reviewing and making recommendations to the Board in connection with a director’s notification of a change in employment or other circumstances;

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overseeing a periodic evaluation of our Board.

The current members of our nominating and corporate governance committee are June Bray, Sandeep Laumas and Peter Mueller, with Peter Mueller serving as chair. Our Board has determined that each of Ms. Bray and Drs. Laumas and Mueller qualifies as “independent” under applicable Nasdaq rules applicable to nominating and corporate governance committee members.
Board and Board Committee Meetings and Attendance
During fiscal 2023, our Board of Directors met 14 times, the audit committee met five times, the compensation committee met one time and the nominating and corporate governance committee met one time. In 2023, each of our incumbent directors attended at least 75% of the meetings of the Board and committees on which he or she then served as a member.

Executive Sessions
Executive sessions, which are meetings of the non-management members of the Board, are regularly scheduled throughout the year. In addition, at least twice per year, the independent directors meet in a private session that excludes management and any non-independent directors. The Chair of the Board presides at each of these meetings and, in his absence, the non-management and independent directors in attendance, as applicable, determine which member will preside at such session.
Director Attendance at Annual Meeting of Stockholders
While do not have a formal policy regarding the attendance of our Board members at our annual meetings of stockholders, it is expected that directors will attend our annual meeting of stockholders. All of our directors attended our annual meeting of stockholders held in 2023.
Director Nominations Process
The nominating and corporate governance committee is responsible for recommending candidates to serve on the Board and its committees. In considering whether to recommend any particular candidate to serve on the Board or its committees or for inclusion in the Board’s slate of recommended director nominees for election at the annual meeting of stockholders, the nominating and corporate governance committee considers the criteria set forth in our Corporate Governance Guidelines. Specifically, the nominating and corporate governance committee may take into account many factors, including personal and professional integrity; ethics and values; experience in corporate management, such as serving as an officer or former officer of a publicly held company; strong finance experience; relevant social policy concerns; experience relevant to the Company’s industry; experience as a board member or executive officer of another publicly held company; relevant academic expertise or other proficiency in an area of the Company’s operations; diversity of expertise and experience in substantive matters pertaining to the Company’s business relative to other board members; diversity of background and perspective, including, but not limited to, with respect to age, gender, race, ethnicity, place of residence and specialized experience; gender identification or identification as an underrepresented minority or as LGBQT+, practical and mature business judgment, including, but not limited to, the ability to make independent analytical inquiries; and any other relevant qualifications, attributes or skills.
Board Diversity Matrix (As of April [ ], 2024)
Total number of directors	6
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	5	0	0
Part II: Demographic Background
African American or Black	0	0	0	0
Alaskan Native or American Indian	0	0	0	0
Asian	0	2	0	0
Hispanic or Latinx	0	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	1	3	0	0
Two or More Races or Ethnicities	0	0	0	0
LGBTQ+	0
Did Not Disclose Demographic Background	0
We consider diversity, such as gender, race, ethnicity and members of underrepresented communities, a meaningful factor in identifying director nominees and view such diversity characteristics meaningful factors to consider, but do not have a formal diversity policy. Currently, 50% of our Board self-identifies as a member of a diverse gender, racial, ethnic or underrepresented group. The Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that has the necessary tools to perform its oversight function effectively in light of the Company’s business and structure. In determining whether to recommend a director for re-election, the nominating and corporate governance committee may also consider potential conflicts of interest with the candidates, other personal and professional pursuits, the director’s past attendance at meetings and participation in and contributions to the activities of the Board.
In identifying prospective director candidates, the nominating and corporate governance committee may seek referrals from other members of the Board, management, stockholders and other sources, including third party recommendations. The nominating and corporate governance committee also may, but need not, retain a third-party search firm in order to assist it in identifying candidates to serve as directors of the Company. The nominating and corporate governance committee uses the same criteria for evaluating candidates regardless of the source of the referral or recommendation. When considering director candidates, the nominating and corporate governance committee seeks individuals with backgrounds and qualities that, when combined with those of our incumbent directors, provide a blend of skills and experience to further enhance the Board’s effectiveness. In connection with its annual recommendation of a slate of nominees, the nominating and corporate governance committee also may assess the contributions of those directors recommended for re-election in the context of the Board evaluation process and other perceived needs of the Board. In determining to nominate each director nominee at this Annual Meeting, the nominating and corporate governance committee and the Board evaluated each nominee in accordance with our standard review process for director candidates in connection with a director’s initial appointment and his or her nomination for election or re-election, as applicable, at the Annual Meeting.
When considering whether the directors and nominees have the experience, qualifications, attributes and skills, taken as a whole, to enable the Board to satisfy its oversight responsibilities effectively in light of our business and structure, the Board focused primarily on the information discussed in each of the board member’s biographical information set forth above. We believe that our directors provide an appropriate mix of experience and skills relevant to the size and nature of our business. This process resulted in the Board’s nomination of the incumbent directors named in this Proxy Statement and proposed for election by you at the Annual Meeting.
The nominating and corporate governance committee will consider director candidates recommended by stockholders. The nominating and corporate governance committee will review and evaluate information available to it regarding candidates proposed by stockholders and will apply the same criteria and follow substantially the same process in considering them as it does in considering other director candidates. Stockholders wishing to propose a candidate for consideration may do so by submitting their recommendation to the attention of the Corporate Secretary, BioXcel Therapeutics, Inc., 555 Long Wharf Drive, New Haven, CT 06511.
Board Role in Risk Oversight
The Board of Directors has overall responsibility for risk oversight, including, as part of regular Board and committee meetings, general oversight of executives’ management of risks relevant to the Company. A fundamental part of risk oversight is not only understanding the material risks a company faces and the steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the Company. The involvement of the Board of Directors in reviewing our business strategy is an integral aspect of the Board’s assessment of management’s tolerance for risk and its determination of what constitutes an appropriate level of risk for the Company. While the full Board has overall responsibility for risk oversight, it is supported in this function by its audit committee, compensation committee and nominating and corporate governance committee. Each of the committees regularly reports to the Board.
The audit committee assists the Board in fulfilling its risk oversight responsibilities by periodically reviewing our accounting, reporting and financial practices, including the integrity of our financial statements, the surveillance of administrative and financial controls, our compliance with legal and regulatory requirements, and our enterprise risk management program, including oversight of financial risks cybersecurity risks and information security risks. Through its regular meetings with management, including the finance, legal, internal audit, tax, compliance, and information technology functions, the audit committee reviews and discusses significant areas of our business and summarizes for the Board areas of risk and the appropriate mitigating factors. The compensation committee assists the Board by overseeing and evaluating risks related to the Company’s compensation policies and practices. The nominating and corporate governance committee assists the Board by overseeing and evaluating programs and risks associated with Board organization, membership and structure, and corporate governance. In addition, our Board receives periodic detailed operating performance reviews from management.
Committee Charters and Corporate Governance Guidelines
Our Corporate Governance Guidelines, charters of the audit committee, compensation committee and nominating and corporate governance committee and other corporate governance information are available under the Corporate Governance section of the Investors page of our website located at www.bioxceltherapeutics.com, or by writing to our Corporate Secretary at our offices at 555 Long Wharf Drive, New Haven, CT 06511.
Code of Business Conduct and Ethics
We have adopted a code of business conduct and ethics (the “Code of Conduct”) that applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. A copy of our Code of Business Conduct and Ethics is available under the “Governance — Governance Documents” section of the Investors page of our website located at www.bioxceltherapeutics.com, or by writing to our Corporate Secretary at our offices at 555 Long Wharf Drive, New Haven, CT 06511. We intend to make any required disclosures regarding amendments to, or waivers of, provisions of our Code of Conduct on our website rather than by filing a Current Report on Form 8-K.
Anti-Hedging Policy
Our Board of Directors has adopted an Insider Trading Compliance Policy, which applies to all of our directors, officers and employees. The policy prohibits our directors, officers and employees from purchasing financial instruments, such as prepaid variable forward contracts, equity swaps, collars, and exchange funds, or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our equity securities. All such transactions involving our equity securities, whether such securities were granted as compensation or are otherwise held, directly or indirectly, are prohibited.
Compensation Recovery Policy (Clawback Policy)
In 2023, we adopted a compensation recovery, or “clawback,” policy (the “Clawback Policy”) in accordance with the Nasdaq listing standards and Exchange Act Rule 10D-1. The Clawback Policy provides for the mandatory recovery (subject to limited exceptions) from current and former officers of incentive-based compensation that was erroneously received during the three years preceding the date that the Company is required to prepare an accounting restatement. The Clawback Policy is overseen and administered by the Compensation Committee. The full text of the Clawback Policy was included as Exhibit 97 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the SEC on March 22, 2024.
Interested Persons’ Communications with the Board
To help foster input and insight from the Company’s stockholders and other interested parties (collectively, “Interested Parties”), Interested Parties may communicate with, or otherwise make his or her concerns known directly to, the Chairperson of the Board, the lead director, if any, any chairperson of a Board committee, or the non-management or independent members of the Board, by addressing such communications to the intended recipient by name or position in care of: BioXcel Therapeutics, Inc., Attn: Chief Legal Officer, 555 Long Wharf Drive, New Haven, Connecticut 06511. The Chief Legal Officer will forward such communications to the appropriate party.
Compensation Committee Interlocks and Insider Participation
During the 2023 fiscal year, the members of our compensation committee were Drs. Laumas and Mueller, neither of whom was, during the fiscal year, an officer or employee of the Company and neither of whom was formerly an officer of the Company. During 2023, none of our executive officers served as a member of the board of directors or compensation committee (or other committee performing equivalent functions) of any entity that had one or more executive officers serving on our Board or compensation committee.
During the fiscal year ended December 31, 2023, no other relationships required to be disclosed by the rules of the SEC existed aside from those identified herein.

EXECUTIVE COMPENSATION
The following is a discussion of the compensation arrangements of our named executive officers (“NEOs”). As a smaller reporting company, we are not required to include a Compensation Discussion and Analysis section and have elected to comply with the scaled disclosure requirements applicable to smaller reporting companies.
Our NEOs include our principal executive officer and our two most highly compensated executive officers, other than our principal executive officer, for the fiscal year ended December 31, 2023. These NEOs and their positions are:
•
Vimal Mehta, Ph.D., our Chief Executive Officer and President;

•
Javier Rodriquez, our Senior Vice President, Chief Legal Officer and Secretary; and

•
Matthew Wiley, our Senior Vice President and Chief Commercial Officer.

Summary Compensation Table
The following table shows information regarding the compensation of our NEOs for the years presented.
Name and Principal Position	Year	Salary ($)	Bonus ($)(3)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(2)	Total ($)
Vimal Mehta, Ph.D. Chief Executive Officer	2023	1,001,569	—	1,097,600	2,615,928	—	16,050	4,731,147
	2022	944,436	150,000	800,592	1,994,080	654,662	15,425	4,559,195
Javier Rodriguez Senior VP and Chief Legal Officer	2023	423,833	—	191,588	498,272	—	8,250	1,121,943
	2022	403,650	50,000	181,439	398,219	177,606	7,625	1,218,539
Matthew Wiley SVP and Chief Commercial Officer	2023	445,200	—	250,388	560,556	—	8,250	1,264,394
	2022	402,500		—	1,307,572	210,000	7,625	1,927,697

(1)
The amounts reported represent the grant date fair value of restricted stock units and stock options granted to our NEOs as computed in accordance with Accounting Standards Codification 718, Compensation — Stock Compensation (ASC 718). In addition to restricted stock units in BTAI, during 2023 Dr. Mehta was also granted restricted stock units in OnkosXcel Employee Holdings, LLC (“Employee Holdings”) that are accounted for as performance-based awards. For all performance-based restricted stock units, the amounts were calculated based on the probable outcome of the performance condition as of the grant date. The following are the values of the performance-based restricted stock units as of the grant date assuming attainment of the maximum level of performance: Dr. Mehta ($1,017,627), Mr. Rodriguez ($237,150) and Mr. Wiley ($295,950). Note that the amounts reported in these columns reflect the accounting cost for these awards and do not correspond to the actual economic value that may be received by our NEOs from the awards. We provided information regarding the assumptions used to calculate the value of the restricted stock units and stock options in Note 12 to our financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2023.

(2)
The amounts reported for 2023 represent reimbursement for healthcare benefits ($7,800) for Dr. Mehta and 401(k) matching contributions ($8,250) for each named executive officer.

(3)
The amounts reported reflect a one-time bonus paid to each of Dr. Mehta and Mr. Rodriguez in recognition of the successful completion of a strategic financing for BTAI during 2022.

Narrative to Summary Compensation Table
2023 Salaries
Our NEOs receive a base salary to compensate them for services rendered to the Company. The base salary payable to each NEO is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities. The base salaries of our NEOs are reviewed from time to time and adjusted when our Board or compensation committee determines an adjustment is appropriate. In early 2023, the Board increased the base salaries of Dr. Mehta, Mr. Rodriguez and Mr. Wiley to $1,001,569, $423,833 and $445,200, respectively, in connection with annual merit increases for all employees.

2023 Annual Bonuses
We offer our NEOs the opportunity to earn discretionary annual cash bonuses to compensate them for attaining company and individual performance goals. Each NEO’s target bonus opportunity is expressed as a percentage of annual base salary. The 2023 annual bonuses for Dr. Mehta, Mr. Rodriguez and Mr. Wiley were targeted at 55%, 40% and 40% of their respective base salaries.
The performance goals for annual bonuses are reviewed and approved annually by the compensation committee. For 2023, the annual bonus metrics established by the compensation committee were based on the achievement of certain company performance goals, as well as an assessment of individual performance. In early 2024 the Board determined that it would use its discretion to not award annual bonuses for 2023 performance to the NEOs, though the Board reserved the right to revisit whether to pay annual bonuses for 2023 performance.
Equity Compensation
During 2023, we awarded stock options, time-based restricted stock units and performance-based restricted stock units (“PSUs”) to our NEOs as the long-term incentive component of our executive compensation program. We typically grant equity awards at such times as our Board determines appropriate. The following table sets forth the equity awards we granted to our NEOs during 2023.
	2023 Equity Awards Granted (#)
Name	Options	RSUs	PSUs
Vimal Mehta, Ph.D.	168,000	56,000	—
Javier Rodriquez	32,000	9,000	25,000
Matthew Wiley	36,000	12,000	25,000
The options were granted with exercise prices equal to the fair market value of our common stock on the date of grant. The stock options and time-based restricted stock units generally vest over four years with 25% of the shares subject to the award vesting on the first anniversary of the date of grant and the remaining 75% of the shares subject to the award vesting, with respect to options, in substantially equal monthly installments over the following thirty-six months, and with respect to restricted stock units, in substantially equal quarterly installments over the following 12 quarters, subject, in each case, to the holder’s continued service through the applicable vesting date.
The PSUs granted to Mr. Rodriquez and Mr. Wiley are eligible to vest on the first anniversary of the grant date based on the attainment of the following performance metrics, as determined by the Board: (i) a satisfactory Oaktree/QIA revised agreement (25% of the PSUs); (ii) a path to sDNA and developing clinical execution for two trials (50% of the PSUs); (iii) a path for BXCL502 (10% of the PSUs); and (iv) maintaining and growing IGALMI revenues using contracting strategy (15% of the PSUs). The Board decided to grant PSUs during 2023 in order to further align the interests of Mr. Rodriquez and Mr. Wiley with the strategic clinical and operational objectives of the Company. Dr. Mehta was not granted any PSUs in BTAI during 2023 due to the Board’s determination that his outstanding awards and overall compensation were sufficient to align Dr. Mehta’s interests with those of the Company and its stockholders.
During 2023, Dr. Mehta was granted restricted stock units in Employee Holdings, a management holding company used to facilitate the grant of equity interests to service providers of our subsidiary OnkosXcel Therapeutics, LLC (“OnkosXcel”). These restricted stock units only vest upon the occurrence of a liquidity event for OnkosXcel that occurs on or prior to the 10th anniversary of the grant date, subject to continued service through such date.
Refer to the “Outstanding Equity Awards at Year End” table below for additional information regarding the equity awards granted to our NEOs during 2023.
Other Elements of Compensation
Our NEOs are eligible to participate in our employee benefit plans and programs, which generally include medical, dental and vision benefits, and life, short-term, and long-term disability insurance to the same extent as our other full-time employees generally, subject to the terms and eligibility requirements of those plans. During 2023, we reimbursed Dr. Mehta for his healthcare premium payments.
We maintain a 401(k) defined contribution plan (the “401(k) Plan”), for the benefit of our employees who satisfy certain eligibility requirements. Our NEOs are eligible to participate in the 401(k) Plan on the same terms as other full-time employees. In 2023, we matched employee contributions to the 401(k) Plan up to 50% of the first 5% of eligible compensation.
The amounts paid pursuant to these arrangements are set forth in the Summary Compensation Table in the column entitled “All Other Compensation.”
Outstanding Equity Awards at Year End
The following table sets forth all outstanding equity awards held by each of the NEOs as of December 31, 2023.
		Option Awards				Stock Awards
Name	Vesting Commencement Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That HaveNot Vested ($)(1)
Vimal Mehta, Ph.D.	08/23/2017	294,000	—	0.41	08/23/2027	—	—	—	—
	05/23/2019	187,700	—	10.04	05/23/2029	—	—	—	—
	05/26/2020(2)	223,958	26,042	45.99	05/26/2030	—	—	—	—
	03/25/2021(2)	171,874	78,126	41.17	03/25/2031	—	—	—	—
	03/14/2022(2)	73,062	93,938	15.31	03/14/2032	—	—	—	—
	03/14/2022	—	—	—	—	23,485(4)	$69,281	—	—
	03/15/2023(3)	—	168,000	19.60	03/14/2033	—	—	—	—
	03/15/2023	—	—	—	—	56,000(5)	$165,200	—	—
	03/15/2023	—	—	—	—	—	—	100(7)	$917,600
Javier Rodriquez	02/22/2021(2)	22,666	9,334	54.90	02/22/2021	—	—	—	—
	08/16/2021(2)	5,833	4,167	23.84	08/16/2031	—	—	—	—
	03/14/2022(2)	14,590	16,675	15.31	03/14/2032	—	—	—	—
	03/14/2022	—	—	—	—	4,690(4)	$13,836	—	—
	03/15/2023(3)	—	32,000	19.60	03/14/2033	—	—	—	—
	03/15/2023	—	—	—	—	9,000(5)	$26,550	—	—
	10/01/2023	—	—	—	—			25,000(6)	$73,750

		Option Awards				Stock Awards
Name	Vesting Commencement Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That HaveNot Vested ($)(1)
Matthew Wiley	01/17/2022(2)	40,729	44,271	18.00	01/17/2032	—	—	—	—
	03/15/2023(3)	—	36,000	19.60	03/14/2033	—	—	—	—
	03/15/2023	—	—	—	—	12,000(5)	$35,400	—	—
	10/01/2023	—	—	—	—	—	—	25,000(6)	$73,750

(1)
The amounts shown are based on the closing price of our common stock on December 29, 2023 of $2.95 per share. For the restricted stock units in Employee Holdings, the amount shown is based on the fair market value of such awards as of December 31, 2023.

(2)
The unvested portion of the option vests in substantially equal monthly installments until the fourth anniversary of the vesting commencement date.

(3)
The option vests as to 25% of the shares on the first anniversary of the vesting commencement date and in substantially equal monthly installments thereafter until the fourth anniversary of the vesting commencement date.

(4)
The RSUs vest in substantially equal quarterly installments until the fourth anniversary of the vesting commencement date

(5)
The RSUs vest as to 25% of the shares on the first anniversary of the vesting commencement date and in substantially equal quarterly installments thereafter until the fourth anniversary of the vesting commencement date.

(6)
The PSUs are eligible to vest on the first anniversary of the vesting commencement date based on the Board’s determination that certain Company performance metrics have been attained. See “Equity Compensation” above for a description of these metrics.

(7)
Represent restricted stock units in Employee Holdings that are eligible to vest upon the occurrence of a liquidity event for OnkosXcel that occurs on or prior to the 10th anniversary of the grant date, subject to continued service through such date.

Employment Arrangements
We have entered into employment agreements with each of our NEOs that set forth the terms and conditions of each executive’s employment with us. Each employment agreement establishes an annual base salary and target bonus opportunity for each NEO. The amounts in effect during 2023 are described above under the headings “2023 Salaries” and “2023 Annual Bonuses.” The NEOs are eligible to participate in our employee benefit plans and programs for which the NEO is eligible, subject to the terms and conditions of such plans and programs.
During 2023, in the event that an NEO was terminated by us without cause, or by the executive for good reason, subject to the NEO’s timely execution and non-revocation of a release of claims in our favor, the executive would have been eligible to receive (i) a pro-rated portion of the executive’s annual bonus for the year of termination; (ii) base salary continuation for 24 months for Dr. Mehta, 6 months for Mr. Rodriguez or 9 months for Mr. Wiley; and (iii) reimbursement for COBRA premium payments for the applicable severance period. In addition, Dr. Mehta would be entitled to vesting of 50% of any unvested equity awards held by him immediately prior to his termination. The Company must provide an NEO 30 days’ notice in the event we terminate such NEO without cause.
The employment agreements also provide that, in the event an NEO’s employment is terminated by us without cause or by the NEO for good reason, in either case, within 6 months prior to or 12 months after a change in control, then, subject to the NEO’s timely execution and non-revocation of a release of claims in our favor, the NEO will be entitled to a lump sum payment equal to 6 months of base salary (or 24 months of base salary for Dr. Mehta), which payment is in addition to the severance payments and benefits described above.
The employment agreements generally define “cause” as, subject to certain notice and cure rights, the NEO’s (i) material breach or material default of the employment agreement or any other agreement between us and the NEO, or repeated failure to follow the direction of the Company or our Board, as applicable; (ii) gross negligence, willful misfeasance or breach of fiduciary duty to us or our affiliates; (iii) commission of an act or omission involving fraud, embezzlement, misappropriation or dishonesty in connection with NEO’s duties to us or our affiliates, or, for Mr. Rodriguez or Mr. Wiley, that is otherwise likely to be materially injurious to the business or reputation of the Company or our affiliates; or (iv) conviction of, indictment for, or pleading guilty or nolo contendere to, any felony or other crime involving fraud or moral turpitude.
The employment agreements generally define “good reason” as, subject to certain notice and cure rights, the occurrence of any of the following (without the NEO’s express written consent): (i) a significant reduction of the NEO’s duties, position or responsibilities, or the removal of the NEO from such position, duties or responsibilities; (ii) for Dr. Mehta and Mr. Rodriguez only, the relocation of the NEO by more than 25 miles; or (iii) any action or inaction that constitutes a material breach by us or any of our successors of its obligations to the NEO under the employment agreement (or for Dr. Mehta, any other agreement between us and Dr. Mehta).
The employment agreements also contain covenants prohibiting the NEOs from competing with us or soliciting our suppliers, employees or customers during employment and for a period of one year following termination.

PAY VERSUS PERFORMANCE DISCLOSURE
In accordance with rules adopted by the Securities and Exchange Commission pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we provide the following disclosure regarding executive compensation for our principal executive officer (“PEO”) and non-PEO NEOs (“Non-PEO NEOs”) and Company performance for the fiscal years listed below. The Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown.
Year	Summary Compensation Table Total for PEO(1) ($)	Compensation Actually Paid to PEO(1)(2)(3) ($)	Average Summary Compensation Table Total for Non-PEO NEOs(1) ($)	Average Compensation Actually Paid to Non-PEO NEOs(1)(2)(3) ($)	Value of Initial Fixed $100 Investment based on:(4) TSR ($)	Net Income ($ Millions)
2023	4,731,147	(2,861,394)	1,193,169	(36,792)	14.51	(179.1)
2022	4,559,195	5,369,113	1,573,118	1,734,613	105.66	(165.8)

(1)
Vimal Mehta was our PEO for each year presented. The individuals comprising the Non-PEO NEOs for each year presented are listed below.

2022 & 2023
Javier Rodriguez
Matthew Wiley
(2)
The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by the Company’s NEOs. These amounts reflect the Summary Compensation Table Total with certain adjustments as described in footnote 3 below.

(3)
Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for the PEO and the Non-PEO NEOs as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718. Amounts in the Exclusion of Stock Awards and Option Awards column are the totals from the Stock Awards and Option Awards columns set forth in the Summary Compensation Table for the applicable year.

Year	Summary Compensation Table Total for PEO ($)	Exclusion of Stock Awards and Option Awards for PEO ($)	Inclusion of Equity Values for PEO ($)	Compensation Actually Paid to PEO ($)
2023	4,731,147	(3,713,528)	(3,879,013)	(2,861,394)
2022	4,559,195	(2,794,672)	3,604,590	5,369,113
Year	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Exclusion of Stock Awards and Option Awards for Non-PEO NEOs ($)	Average Inclusion of Equity Values for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)
2023	1,193,169	(750,402)	(479,559)	(36,792)
2022	1,573,118	(943,615)	1,105,110	1,734,613

The amounts in the Inclusion of Equity Values in the tables above are derived from the amounts set forth in the following tables:
Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for PEO ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for PEO ($)	Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for PEO ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for PEO ($)	Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for PEO ($)	Value of Dividends or Other Earnings Paid on Equity Awards Not Otherwise Included for PEO ($)	Total- Inclusion of Equity Values for PEO ($)
2023	559,749	(3,307,796)	0	(1,130,966)	0	0	(3,879,013)
2022	4,104,279	34,081	0	(533,770)	0	0	3,604,590
Year	Average Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Non-PEO NEOs ($)	Average Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Non-PEO NEOs ($)	Average Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Non-PEO NEOs ($)	Average Value of Dividends or Other Earnings Paid on Equity Awards Not Otherwise Included for Non-PEO NEOs ($)	Total- Average Inclusion of Equity Values for Non-PEO NEOs ($)
2023	184,573	(600,850)	0	(63,282)	0	0	(479,559)
2022	1,143,018	1,295	0	(39,203)	0	0	1,105,110

(4)
Assumes $100 was invested in the Company for the period starting December 31, 2021, through the end of the listed year. Historical stock performance is not necessarily indicative of future stock performance.

Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Company Total Shareholder Return (“TSR”)
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and the Company’s cumulative TSR over the two most recently completed fiscal years.
Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Net Income
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and our Net Income during the two most recently completed fiscal years.

DIRECTOR COMPENSATION
The non-employee members of our Board are eligible to receive compensation for their service on our Board. Under our director compensation program, during 2023 each non-employee director was eligible to receive an option to purchase 30,000 shares of common stock upon such director’s initial election or appointment to the Board. Additionally, each non-employee director who has been serving as a non-employee director for at least six months as of the date of any annual meeting of stockholders and will continue to serve as a non-employee director immediately following such meeting, was eligible to receive an option to purchase 17,000 shares of common stock on the date of such annual meeting. The options granted to our non-employee directors have an exercise price equal to the fair market value of our common stock on the date of grant and expire not later than ten years after the date of grant. The stock options granted upon a director’s initial election or appointment vest in three substantially equal annual installments following the date of grant. The stock options granted annually to directors vest in a single installment on the earlier of the day before the next annual meeting or the first anniversary of the date of grant. In addition, all unvested stock options vest in full upon the occurrence of a change in control.
In addition, our non-employee directors were eligible to receive cash retainers for service on our Board and committees of our Board during 2023 as set forth in the table below.
Position	Amount
Base Board Fee	$60,000
Chair of Board or Lead Independent Director	$35,000
Chair of Audit Committee	$20,000
Chair of Compensation Committee	$15,000
Chair of Nominating and Corporate Governance Committee	$10,000
Member of Audit Committee (non-Chair)	$10,000
Member of Compensation Committee (non-Chair)	$7,500
Member of Nominating and Corporate Governance Committee (non-Chair)	$5,000
Director fees under the program are payable in arrears in four equal quarterly installments not later than the fifteenth day following the final day of each calendar quarter, provided that the amount of each payment will be prorated for any portion of a quarter that a director is not serving on our board.
We also reimburse all of our non-employee directors for all reasonable and customary business expenses in accordance with company policy.
Director Compensation Table
The following table sets forth information for the year ended December 31, 2023 regarding the compensation awarded to, earned by or paid to our non-employee directors:
Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	All Other Compensation ($)	Total ($)
Peter Mueller, Ph.D.	$130,000	$237,330(2)	—	$367,330
Sandeep Laumas, M.D.	$92,500	$237,330(3)	—	$329,830
Krishnan Nandabalan, Ph.D.(7)	—	—	—	—
Michal Votruba, M.D.	$70,000	$237,330(4)	—	$307,330
June Bray	90,000	$237,330(5)	—	$327,330
Michael Miller	$95,000	$237,330(6)	—	$332,330

(1)
The amounts reported represent the grant date fair value of stock options granted to our non-employee directors as computed in accordance with ASC 718. Note that the amounts reported in this column reflect the accounting cost for these stock options and do not correspond to the actual economic value that may be received by the recipients from the options. We provide information regarding the assumptions used to calculate the value of the option awards in Note 12 to our financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2023.
(2)
As of December 31, 2023, Dr. Mueller held options to purchase an aggregate of 249,597 shares of our common stock, of which 232,597 shares of common stock were exercisable.

(3)
As of December 31, 2023, Dr. Laumas held options to purchase an aggregate of 207,388 shares of our common stock, of which 190,388 shares of common stock were exercisable.

(4)
As of December 31, 2023, Dr. Votruba held options to purchase an aggregate of 83,200 shares of our common stock, of which 66,200 shares of common stock were exercisable.

(5)
As of December 31, 2023, Ms. Bray held options to purchase an aggregate of 63,167 shares of our common stock, of which 37,832 shares of common stock were exercisable.

(6)
As of December 31, 2023, Mr. Miller held options to purchase an aggregate of 47,000 shares of our common stock, of which 9,999 shares of common stock were exercisable.

(7)
Dr. Nandabalan resigned from the Board effective September 19, 2023 and did not receive any compensation for his service on our board during 2023. As of December 31, 2023, Dr. Nandabalan held options to purchase 303,688 shares of our common stock, of which 303,688 shares of common stock were exercisable.

EQUITY COMPENSATION PLAN INFORMATION
The following table provides certain information with respect to the Company’s equity compensation plans in effect as of December 31, 2023:
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))(4) (c)
Equity compensation plans approved by security holders(1)	5,687,889(2)	$18.02(3)	1,569,420
Equity compensation plans not approved by security holders	—	—	—
Total	5,687,889	$18.02	1,569,420

(1)
Consists of the BioXcel Therapeutics, Inc. 2017 Incentive Award Plan (the “2017 Plan”), the BioXcel Therapeutics, Inc. 2020 Incentive Award Plan (the “2020 Plan”) and the BioXcel Therapeutics, Inc. 2020 Employee Stock Purchase Plan (the “2020 ESPP”).

(2)
Includes 1,943,686 outstanding options to purchase shares under the 2017 Plan, 712,560 restricted stock units and 3,031,643 outstanding options to purchase shares under the 2020 Plan.

(3)
As of December 31, 2023, the weighted-average exercise price of outstanding options under the 2017 Plan was $3.77 and the weighted-average exercise price of outstanding options under the 2020 Plan was $27.16. The weighted average exercise price of outstanding awards does not take into account the shares issuable upon vesting of outstanding restricted stock units which have no exercise price.

(4)
Includes 663,973 shares available for future issuance under the 2020 Plan and 905,447 shares available for issuance under the 2020 ESPP. Following the effective date of the 2020 Plan, we ceased making grants under the 2017 Plan. To the extent outstanding awards under the 2017 Plan are forfeited or lapse unexercised, the shares of common stock subject to such awards will be available for issuance under the 2020 Plan. The 2020 Plan provides for an annual increase to the number of shares available for issuance thereunder on the first day of each calendar year beginning on January 1, 2021 and ending on and including January 1, 2030, by an amount equal to the lesser of (i) 4% of the aggregate number of shares of common stock outstanding on the final day of the immediately preceding calendar year and (ii) such smaller number of shares of common stock as determined by our board of directors (but no more than 10,000,000 shares may be issued upon the exercise of incentive stock options). The 2020 ESPP provides for an annual increase to the number of shares available for issuance thereunder on the first day of each calendar year beginning on January 1, 2021 and ending on and including January 1, 2030, by an amount equal to the lesser of (i) 1% of the aggregate number of shares of common stock outstanding on the final day of the immediately preceding calendar year and (ii) such smaller number of shares of common stock as is determined by our board of directors, provided that no more than 500,000 shares of our common stock may be issued under the component of the 2020 ESPP that is intended to qualified under Section 423 of the Code. As of the date of this proxy statement, we have not commenced offering periods under the 2020 ESPP.

STOCK OWNERSHIP
Security Ownership of Certain Beneficial Owners and Management
The following table sets forth information relating to the beneficial ownership of our common stock as of April 10, 2024 by:
•
each person, or group of affiliated persons, known by us to beneficially own more than 5% of our outstanding shares of common stock;

•
each of our directors;

•
each of our named executive officers for 2023; and

•
all of our current directors and executive officers as a group.

The number of shares beneficially owned by each stockholder is determined under rules issued by the SEC. Under these rules, a person is deemed to be a “beneficial” owner of a security if that person has or shares voting power or investment power, which includes the power to dispose of or to direct the disposition of such security. Except as indicated in the footnotes below, we believe, based on the information furnished to us, that the individuals and entities named in the table below have sole voting and investment power with respect to all shares of common stock beneficially owned by them, subject to any applicable community property laws.
The percentage of shares beneficially owned is computed on the basis of 37,034,517 shares of our common stock outstanding as of April 10, 2024. Shares of our common stock that a person has the right to acquire within 60 days of April 10, 2024 are deemed outstanding for purposes of computing the percentage ownership of the person holding such rights, but are not deemed outstanding for purposes of computing the percentage ownership of any other person, except with respect to the percentage ownership of all directors and executive officers as a group. Unless otherwise indicated below, the address for each beneficial owner listed is c/o 555 Long Wharf Drive, New Haven, CT 06511.
Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Holders of more than 5%:
BioXcel LLC(1)	8,546,750	23.1%
Armistice Capital Master Fund Ltd.(2)	3,699,749	9.99%
FMR LLC(3)	2,518,564	6.8%
Named executive officers and directors:
Vimal Mehta, Ph.D.(1)(4)	9,661,387	25.4%
Javier Rodriguez(5)	67,942	*
Matthew Wiley(6)	62,074	*
June Bray(7)	37,832	*
Sandeep Laumas, M.D.(8)	190,388	*
Michael Miller(9)	9,999	*
Peter Mueller, Ph.D.(10)	465,194	1.2%
Michal Votruba, M.D.(11)	250,575	*
All executive officers and directors as a group (11 individuals)(12)	11,255,983	28.7%

*
Represents less than 1%.

(1)
Based solely on a Schedule 13D filed with the SEC on September 28, 2023. BioXcel LLC and BioXcel Holdings, Inc. have shared voting power and shared dispositive power over 8,547,750 shares of our common stock. Dr. Mehta and affiliated trusts are significant stockholders of BioXcel Holdings, Inc. BioXcel LLC is majority owned and controlled by BioXcel Holdings, Inc. BioXcel LLC is a subsidiary of BioXcel Holdings, Inc. Mr. Mehta is an executive officer and the sole member of the board of directors of BioXcel Holdings, Inc. and an executive officer and one of two managers on the board of managers of BioXcel LLC and BioXcel Holdings, Inc. As such, each of Mr. Mehta and BioXcel Holdings, Inc. may be deemed to beneficially own the

Common Stock held of record by BioXcel LLC. The address of BioXcel LLC and BioXcel Holdings, Inc. is 2614 Boston Post Road Suite 33B, Guilford, CT 06437.
(2)
On March 27, 2024, Armistice Capital Master Fund Ltd. (“Armistice”) acquired in a registered direct offering (i) 3,054,609 shares of our common stock, (ii) pre-funded warrants to purchase up to 5,565,027 shares of our common stock (the “Pre-Funded Warrants”) and (iii) accompanying warrants to purchase up to 8,619,636 shares of our common stock (the “Accompanying Warrants”). The Pre-Funded Warrants and the Accompanying Warrants are exercisable at any time after the date of issuance, however, the Accompanying Warrants will expire on the fifth anniversary of the date of issuance. Armistice may not exercise any portion of the Pre-Funded Warrants which, upon giving effect to such exercise, would cause Armistice to beneficially own more than 9.99% of our common stock and may not exercise any portion of the Accompanying Warrants which, upon giving effect to such exercise, would cause Armistice to beneficially own more than 4.99% of our common stock (see “Certain Transactions with Related Persons — March 2024 Registered Direct Offering”). Armistice’s beneficial ownership of shares of our common stock is based on information known to us. The address of Armistice is 510 Madison Avenue, 7th Floor, New York, New York 10022.

(3)
Based solely on a Schedule 13G/A filed with the SEC on February 9, 2024, FMR LLC beneficially owns 2,518,564 shares of our common stock, including sole voting power over 2,504,945 shares and sole dispositive power over 2,518,564 shares; Abigail P. Johnson has sole dispositive power over 2,518,564 shares. Members of the Johnson family, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC. The address for FMR LLC and Abigail P. Johnson is 245 Summer Street, Boston, Massachusetts 02210.

(4)
Represents for Dr. Mehta: (i) 45,564 shares of common stock (of which 2,000 shares are owned jointly with Dr. Mehta’s spouse); (ii) options to purchase 1,069,073 shares of our common stock that can be exercised within 60 days of April 10, 2024; and (iii) 8,546,750 shares of common stock held by BioXcel LLC as to which Dr. Mehta may be deemed to have beneficial ownership as described under footnote (1) above.

(5)
Represents for Mr. Rodriguez: (i) 7,672 shares of common stock and (ii) options to purchase 60,270 shares of our common stock that can be exercised within 60 days of April 10, 2024.

(6)
Represents for Mr. Wiley: (i) 1,992 shares of common stock and (ii) options to purchase 60,082 shares of our common stock that can be exercised within 60 days of April 10, 2024.

(7)
Represents for Ms. Bray: options to purchase 37,832 shares of our common stock that can be exercised within 60 days of April 10, 2024.

(8)
Represents for Dr. Laumas: options to purchase 190,388 shares of our common stock that can be exercised within 60 days of April 10, 2024.

(9)
Represents for Mr. Miller: options to purchase 9,999 shares of our common stock that can be exercised within 60 days of April 10, 2024.

(10)
Represents for Dr. Mueller: (i) 119,795 shares of common stock held by Dr. Mueller; (ii) 90,000 shares of our common stock held by the Peter Mueller 2018 Irrevocable Family Trust, as to which Dr. Mueller serves as trustee; and (iii) options to purchase 232,597 shares of our common stock that can be exercised within 60 days of April 10, 2024.

(11)
Represents for Dr. Votruba: 184,375 shares of our common stock held by RSJ Investments SICAV a.s. (“RSJ/Gradus”) and over which Dr. Votruba, an asset manager at RSJ/Gradus, has voting and/or dispositive power. Also includes options to purchase 66,200 shares of our common stock that can be exercised within 60 days of April 10, 2024, which options Dr. Votruba was granted in respect of his service on our Board but as to which he assigned to RSJ/Gradus pursuant to the policies of RSJ/Gradus regarding stock ownership by employees.

(12)
Includes options to purchase 2,216,347 shares of our common stock that can be exercised within 60 days of April 10, 2024.

Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our executive officers and directors, our principal accounting officer and persons who beneficially own more than 10% of our common stock to file with the SEC reports of their ownership and changes in their ownership of our common stock. To our knowledge, based solely on review of the copies of such reports and amendments to such reports with respect to the year ended December 31, 2023 filed with the SEC and on written representations by our directors and executive officers, all required Section 16 reports under the Exchange Act for our directors, executive officers, principal accounting officer and beneficial owners of greater than 10% of our common stock were filed on a timely basis during the year ended December 31, 2023 or prior fiscal years other than one late Form 3 for Michael James Aiello and one late Form 3 for Suganthi Balasubramanian, each, then a holder who beneficially owned more than 10% of our common stock.

CERTAIN TRANSACTIONS WITH RELATED PERSONS
Policies and Procedures on Transactions with Related Persons
Our Board of Directors recognizes that transactions with related persons present a heightened risk of conflicts of interests and/or improper valuation (or the perception thereof). Our Board has adopted a written policy on transactions with related persons, which requires that our audit committee approve or ratify related person transactions required to be disclosed pursuant to Item 404(a). Item 404 of Regulation S-K requires disclosure, subject to certain exceptions, of transactions in which we were or are to be a participant and the amount involved exceeds $120,000 (or such other amount is applicable while we remain a smaller reporting company) and in which any “related person” as defined under Item 404(a) of Regulation S-K had or will have a direct or indirect material interest. It is our policy that directors interested in a related person transaction will recuse themselves from any vote on a related person transaction in which they have an interest and that no director may participate in the approval of a related person transaction for which he or she is a “related person.” Each of the transactions described below entered into following the adoption of our related person transaction policy was approved in accordance with such policy.
March 2024 Registered Direct Offering
On March 27, 2024, we completed a registered direct offering, which resulted in the issuance and sale of (i) 3,054,609 shares of our common stock, (ii) pre-funded warrants to purchase up to 5,565,027 shares of our common stock at an exercise price of $0.001 per share (the “Pre-Funded Warrants”) and (iii) accompanying warrants to purchase up to 8,619,636 shares of our common stock at an exercise price of $3.20 per share (the “Accompanying Warrants”). The combined offering price of the common stock and Accompanying Warrants was $2.901 per share and share underlying each Accompanying Warrant, and the combined offering price of the Pre-Funded Warrants and Accompanying Warrants was $2.900 per share underlying each Pre-Funded Warrant and Accompanying Warrant. The Pre-Funded Warrants and the Accompanying Warrants (collectively, the “Warrants”) are exercisable at any time after the date of issuance, however, the Accompanying Warrants will expire on the fifth anniversary of the date of issuance. A holder of Pre-Funded Warrants will not be entitled to exercise any portion of such Pre-Funded Warrants which, upon giving effect to such exercise, would cause (i) the aggregate number of shares of our common stock beneficially owned by the holder (together with its affiliates) to exceed 9.99% of the number of shares of our common stock outstanding immediately after giving effect to the exercise, or (ii) the combined voting power of our securities beneficially owned by the holder (together with its affiliates) to exceed 9.99% of the combined voting power of all of our securities then outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the Pre-Funded Warrants. A holder of Accompanying Warrants will not be entitled to exercise any portion of such Accompanying Warrants which, upon giving effect to such exercise, would cause (i) the aggregate number of shares of our common stock beneficially owned by the holder (together with its affiliates) to exceed 4.99% of the number of shares of our common stock outstanding immediately after giving effect to the exercise, or (ii) the combined voting power of our securities beneficially owned by the holder (together with its affiliates) to exceed 4.99% of the combined voting power of all of our securities then outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the Accompanying Warrants. In each case, such percentages may be increased by a holder of Warrants to any other percentage not in excess of 19.99% upon at least 61 days’ prior notice from the holder to us. We received net proceeds of approximately $24.9 million from this offering, after deducting offering expenses. The following table sets forth the aggregate number of shares of our common stock and shares of common stock underlying the Warrants acquired in the offering by holders of more than 5% of our common stock, including entities that became holders of more than 5% of our common stock as a result of the registered direct offering.

Participants	Shares of Common Stock	Shares Underlying Pre-Funded Warrants	Shares Underlying Accompanying Warrants	Aggregate Value
Holders of More than 5%(1)
Armistice Capital Master Fund Ltd.	3,054,609	5,565,027	8,619,636	$24,999,999.01

(1)
Additional details regarding certain of these stockholders and their equity holdings are provided in this Proxy Statement under the caption “Stock Ownership — Security Ownership of Certain Beneficial Owners and Management.”

BioXcel LLC
BioXcel LLC owned approximately 23.1% of the shares of our outstanding common stock as of April 10, 2024. BioXcel LLC is the successor in interest to BioXcel Corporation, our former parent. BioXcel LLC is a subsidiary of, and majority owned and controlled by BioXcel Holdings, Inc. Vimal Mehta and affiliated trusts are significant stockholders of BioXcel Holdings, Inc. Dr. Mehta is also an executive officer and the sole member of the board of managers of BioXcel Holdings, Inc. and an executive officer and one of two managers of BioXcel LLC and BioXcel Holdings, Inc. Until September 19, 2023, Krishnan Nandabalan, Ph.D., a former member of our Board, and affiliated trusts were significant stockholders of BioXcel Holdings, Inc. Until September 19, 2023, Dr. Nandabalan was also a manager and officer of BioXcel LLC, and a director and an officer of BioXcel Holdings, Inc.
Amended and Restated Asset Contribution Agreement with BioXcel LLC
We entered into an asset contribution agreement, effective June 30, 2017, with BioXcel LLC (formerly BioXcel Corporation), as amended and restated on November 7, 2017 (the “Contribution Agreement”), pursuant to which BioXcel LLC contributed to us, and we acquired from BioXcel LLC, all of BioXcel LLC’s rights, title and interest in and to BXCL501, BXCL701, BXCL502 and BXCL702 (collectively, the “Candidates”) and all of the assets and liabilities associated with the Candidates, in consideration for (i) 9,480,000 shares of our common stock, (ii) $1 million upon completion of our initial public offering (“IPO”), (iii) $500,000 upon the later of the 12 month anniversary of our IPO and the first dosing of a patient in the bridging bioavailability/bioequivalence study for the BXCL501 program, (iv) $500,000 upon the later of the 12 month anniversary of our IPO and the first dosing of a patient in the Phase 2 Proof of Concept open label monotherapy or combination trial with Keytruda for the BXCL701 program and (v) a one-time payment of $5 million within 60 days after the achievement of $50 million in cumulative net sales of any product or combination of products resulting from the development and commercialization of any one of the Candidates or a product derived therefrom. There were no such payments during the years ended December 31, 2022 or 2023 pursuant to such provisions in the Contribution Agreement.
In addition, pursuant to the Contribution Agreement, BioXcel LLC granted us a first right to negotiate exclusive rights to any additional product candidates in the fields of neuroscience and immuno-oncology (the “Option Field”) that BioXcel LLC may identify on its own, excluding the Candidates, and not in connection with BioXcel LLC’s provision of services to us under the Services Agreement as defined and described below. This first right to negotiate an exclusivity period expired on March 12, 2023.
Amended and Restated Separation and Shared Services Agreement
We entered into a separation and shared services agreement, dated June 30, 2017, or the Effective Date, with BioXcel LLC (formerly BioXcel Corporation), as amended and restated thereafter (the “Services Agreement”), pursuant to which services provided by BioXcel LLC through its subsidiaries in India and the United States will continue indefinitely, as agreed upon by the parties. These services are primarily for drug discovery, chemical, manufacturing and controls cost and general and administrative support. Service charges recorded under this agreement were $1.3 million and $1.4 million for the years ended December 31, 2023 and 2022, respectively.
Under the Services Agreement, the Company has an option, exercisable through December 31, 2024, to enter into a collaborative services agreement with BioXcel LLC pursuant to which BioXcel LLC shall perform product identification and related services for us utilizing EvolverAI. The Company agreed to pay BioXcel

LLC $18,000 per month, prorated for any partial month, as applicable, for the period beginning March 13, 2023 and ending December 31, 2024 as consideration for the option. The parties are obligated to negotiate the collaborative services agreement in good faith and to incorporate reasonable market-based terms, including consideration for BioXcel LLC reflecting a low, single-digit royalty on net sales and reasonable development and commercialization milestone payments, provided that (i) development milestones shall not exceed $10 million in the aggregate and not be payable prior to proof of concept in humans and (ii) commercialization milestones shall be based on reaching annual net sales levels, be limited to 3% of the applicable net sales level, and not exceed $30 million in the aggregate. BioXcel LLC shall continue to make such product identification and related services available to us for at least until September 30, 2024.
Trademark License Agreement
On April 19, 2022, we entered into the BioXcel Trademark License Agreement, pursuant to which BioXcel LLC granted us a royalty-free license to use the BIOXCEL trademark in connection with marketing, promoting and selling any products and services in the field of neuroscience, for which the Company paid BioXcel LLC a one-time fee of $135,000 in the year ended December 31, 2022.
Consulting Arrangements with BioXcel LLC Employees
From January 2020 to August 31, 2022, Krishnan Nandabalan, Ph.D., a former member of our Board, was engaged as a consultant in the capacity of Chief Digital Officer. In connection with this service, Dr. Nandabalan was granted an option to purchase 15,000 shares of our common stock having a value of approximately $142,800. In the year ended December 31, 2022, Dr. Nandabalan was paid $100,000 for his services as Chief Digital Officer.
InveniAI
InveniAI, a wholly-owned subsidiary of BioXcel LLC, has agreed to provide certain research and development services to the Company in connection with our product candidates up to a maximum aggregate amount of $300,000. The aggregate amount of payments made to InveniAI was $150,000, all of which was paid in the year ended December 31, 2021. No further services are planned.
On September 19, 2023, we, Krishnan Nandabalan, Ph.D., a former member of our Board, InveniAI and Invea Therapeutics, Inc., a wholly-owned subsidiary of BioXcel LLC (“Invea”) and the other parties thereto entered into a non-compete agreement pursuant to which Dr. Nandabalan, InveniAI and Invea agreed not to compete with us and our controlled affiliates in the fields of neuroscience and immuno-oncology for a period of five years from September 19, 2023 and not to solicit employees of the Company or its controlled affiliates for a period of two years from September 19, 2023.
Director and Officer Indemnification and Insurance
We have agreed to indemnify each of our directors and executive officers against certain liabilities, costs and expenses, and have purchased directors’ and officers’ liability insurance.

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS
Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our annual meeting of stockholders to be held in 2025 (“2025 Annual Meeting”) pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Corporate Secretary at our offices at 555 Long Wharf Drive, New Haven, CT 06511, in writing not later than [           ], 2024.
Stockholders intending to present a proposal at our 2025 Annual Meeting, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our bylaws. Our bylaws require, among other things, that our Corporate Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the anniversary of the preceding year’s annual meeting of stockholders. Therefore, we must receive notice of such a proposal or nomination for the 2025 Annual Meeting no earlier than the close of business on February 10, 2025 and no later than the close of business on March 12, 2025. The notice must contain the information required by our bylaws. In the event that the date of the 2024 Annual Meeting is more than 30 days before or more than 60 days after June 10, 2025, then our Corporate Secretary must receive such written notice not earlier than the close of business on the 120th day prior to the 2025 Annual Meeting and not later than the close of business of the 90th day prior to the 2025 Annual Meeting or, if later, the 10th day following the day on which public disclosure of the date of such meeting is first made by us. SEC rules permit management to vote proxies in its discretion in certain cases if the stockholder does not comply with this deadline and, in certain other cases notwithstanding the stockholder’s compliance with this deadline.
In addition to satisfying the foregoing requirements under our bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees for the 2025 Annual Meeting must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act.
We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.
In connection with our solicitation of proxies for our 2025 Annual Meeting, we intend to file a proxy statement and WHITE proxy card with the SEC. Stockholders may obtain our proxy statement (and any amendments and supplements thereto) and other documents as and when filed with the SEC without charge from the SEC’s website at: www.sec.gov.

HOUSEHOLDING
SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two or more stockholders sharing the same address by delivering a single proxy statement or a single notice addressed to those stockholders. This process, which is commonly referred to as “householding,” provides cost savings for companies and helps the environment by conserving natural resources. Some brokers household proxy materials, delivering a single proxy statement or notice to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, or if your household is receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, please notify your broker. You can also request prompt delivery of a copy of this Proxy Statement and the Annual Report by contacting the Broadridge Financial Solutions, Inc. at (866) 540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.

2023 ANNUAL REPORT
Our 2023 Annual Report, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, is being mailed with this Proxy Statement to those stockholders that receive this Proxy Statement in the mail. Stockholders that receive the Notice Regarding the Availability of Proxy Materials can access our 2023 Annual Report, including our Annual Report on Form 10-K for 2023, at www.proxyvote.com.
Our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 has also been filed with the SEC. It is available free of charge at the SEC’s website at www.sec.gov. Upon written request by a stockholder, we will mail without charge a copy of our Annual Report on Form 10-K, including the financial statements and financial statement schedules, but excluding exhibits. Exhibits to the Annual Report on Form 10-K are available upon payment of a reasonable fee, which is limited to our expenses in furnishing the requested exhibit. All requests should be directed to the Corporate Secretary, BioXcel Therapeutics, Inc., 555 Long Wharf Drive, New Haven, CT 06511.
Your vote is important. Please promptly vote your shares by following the instructions for voting on the Notice Regarding the Availability of Proxy Materials or, if you received a paper or electronic copy of our proxy materials, by completing, signing, dating and returning your proxy card or by Internet or telephone voting as described on your proxy card.
By Order of the Board of Directors,
[        ]
Javier Rodriguez
Chief Legal Officer and Corporate Secretary
New Haven, CT
April [  ], 2024

BIOXCEL THERAPEUTICS, INC. 555 LONG WHARF DRIVE NEW HAVEN, CT 06511 SCAN TO VIEW MATERIALS & VOTEVOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on June 9, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/BTAI2024You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Before The Meeting - Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time on June 9, 2024. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILBefore The Meeting - Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALSIf you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:V45739-P05100KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.DETACH AND RETURN THIS PORTION ONLY BIOXCEL THERAPEUTICS, INC.The Board of Directors recommends you vote FOR the following:1.Election of Class III Directors Nominees: 1)Vimal Mehta, Ph.D. 2)Peter Mueller, Ph.D. ForWithholdFor AllTo withhold authority to vote for any individualAllAllExceptnominee(s), mark "For All Except" and write thenumber(s) of the nominee(s) on the line below.!!! The Board of Directors recommends you vote FOR proposals 2, 3, 5, 6, and 7, and 1 YEAR for proposal 4.2.Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2024. 3.Approval, on an advisory (non-binding) basis, of the compensation of the Company's named executive officers (“Say-on-Pay Vote”). For Against Abstain!! ! !! ! 1Year 2 Years 3 Years Abstain 4.Approval, on an advisory (non-binding) basis, of the frequency of future Say-on-Pay Votes.!5.Approval of an amendment to the Company's Amended and Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of common stock of the Company from 100,000,000 to 200,000,000. 6.Approval of an amendment to the Certificate of Incorporation to provide for the exculpation of officers to the extent permitted by the General Corporation Law of the State of Delaware. 7.Approval of an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve Proposals 5 and/or 6. NOTE: Such other business as may properly come before the meeting or any continuation, postponement or adjournment thereof.Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. ! ! !For Against Abstain! ! !! ! !! ! ! Signature [PLEASE SIGN WITHIN BOX]DateSignature (Joint Owners)Dat

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.V45740-P05100BIOXCEL THERAPEUTICS, INC.Annual Meeting of StockholdersJune 10, 2024, 9:00 a.m., Eastern TimeThis proxy is solicited by the Board of DirectorsThe stockholder(s) hereby appoint(s) Vimal Mehta, Ph.D., Richard Steinhart and Javier Rodriguez, or each of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of BIOXCEL THERAPEUTICS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 a.m., Eastern Time on June 10, 2024, live via webcast at www.virtualshareholdermeeting.com/BTAI2024, and any continuation, adjournment or postponement thereof, with all powers which the undersigned would possess if present at the meeting.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations, as indicated on the reverse side, and in the discretion of the proxies with respect to such other matters as may properly come before the Annual Meeting. Continued and to be signed on reverse side